UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-2333



                           New Perspective Fund, Inc.
               (Exact Name of Registrant as specified in charter)

                              333 South Hope Street
                          Los Angeles, California 90071
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (213) 486-9200

                   Date of fiscal year end: September 30, 2004

                  Date of reporting period: September 30, 2004





                                Vincent P. Corti
                     Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                               Richard M. Phillips
                           Kirkpatrick & Lockhart LLP
                       Four Embarcadero Center, 10th Floor
                             San Francisco, CA 94111
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

NEW PERSPECTIVE FUND

[close-up photo of a watch - various city names on the face]

Sharpening our focus:
A look at the fund's mandate

Annual report for the year ended September 30, 2004

NEW PERSPECTIVE FUND(R) seeks long-term growth of capital through investments all over the world, including the United States. It focuses on opportunities generated by changing global trade patterns and economic and political relationships.

This fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,(SM) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents                                                  Page
Letter to shareholders                                       1
The value of a long-term perspective                         4
Sharpening our focus                                         6
Investment portfolio                                        12
Directors and officers                                      30
The American Funds family                           back cover

FIGURES SHOWN ARE PAST RESULTS FOR CLASS A SHARES AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. SHARE PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM. FUND RESULTS SHOWN, UNLESS OTHERWISE INDICATED, ARE AT NET ASSET VALUE. IF A SALES CHARGE (MAXIMUM 5.75%) HAD BEEN DEDUCTED, THE RESULTS WOULD HAVE BEEN LOWER.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2004:

                                                                             1 year           5 years          10 years
Class A shares
Reflecting 5.75% maximum sales charge                                        +10.89%          +2.72%            +10.58%

Results for other share classes can be found on page 27. Please see the inside back cover for important information about other share classes.

Investing outside the United States is subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund's prospectus.

FELLOW SHAREHOLDERS:

New Perspective Fund's 2004 fiscal year was a tale of two different halves, with global markets rising sharply and steadily during the first five months before moving sideways for the remainder of the period. Notwithstanding the change in market direction, global investors enjoyed above-average returns.

For the 12 months ended September 30, 2004, New Perspective gained 17.7%, a return that assumes reinvestment of the 17.7 cents a share dividend paid in December 2003. The fund's return was on par with the 17.6% increase recorded by its unmanaged primary benchmark, the MSCI World Index, which measures major stock markets in 23 countries, including the United States. The fund surpassed the 15.6% average return of the 313 global funds Lipper tracked for the full period.

As shown in the table below, New Perspective has consistently outpaced both of these benchmarks over longer, more meaningful time frames as well.

[Begin Sidebar]
RESULTS AT A GLANCE
(For periods ended September 30, 2004, with distributions reinvested)

                                                                               Average annual total returns

                                               1 year total             5 years          10 years           Lifetime (since
                                                  return                                                    March 13, 1973)

New Perspective Fund                              +17.7%                 +3.9%            +11.2%                +13.5%
MSCI indexes:(1)
     World Index                                  +17.6                  -1.2              +7.2                 +10.0
     USA Index                                    +13.6                  -2.0             +11.1                 +10.8
Lipper global funds average(2)                    +15.6                  +1.3              +7.4                 +12.6

(1) The indexes are unmanaged.
(2) Source: Lipper. Averages are based on total return and do not reflect the effects of sales charges. New Perspective's returns do not include sales charges.

[End Sidebar]

BROAD THEMES ELUSIVE

The fiscal year began with global markets in full gallop as technology stocks led a rally that had begun in early 2003. But at the beginning of 2004, technology lost momentum, and with American and European job growth slowing and consumer confidence on the wane, most markets remained fairly flat through the end of the period. Apart from the rising price of oil and strong demand for most metals and commodities -- and a steady increase in the stock values of companies that extract and supply them -- larger economic patterns were in short supply.

In the U.S., stocks traced the larger global pattern and ended the year up 13.6%.(1)

(1) Unless otherwise indicated, country returns are based on MSCI indexes, measured in U.S. dollars and assume reinvestment of dividends.

Returns were higher for most European markets, and U.S.-based investors benefited from a strengthening euro, which gained 6.7%. Germany (+28.3), France (+27.0) and the Netherlands (+16.7) fared well, while stocks in Norway (+66.6) and Austria (+62.9) ran considerably ahead of the field. Outside the eurozone, stocks in the United Kingdom saw a 25.5% increase in value. Returns for these and other countries mentioned in this report are shown in U.S. dollars.

[Begin Sidebar]
Where the fund's assets are invested
(percent invested by country)

                                      September 30
                                  2004             2003

THE AMERICAS                      41.8%            44.3%
United States                     35.5             37.6
Canada                             3.4              4.2
Brazil                             2.2              1.9
Mexico                              .7               .6

EUROPE                            38.0%            29.7%
United Kingdom                     8.8              8.7
France                             6.7              4.0
Netherlands                        5.1              5.1
Germany                            4.7              3.1
Switzerland                        2.9              2.7
Norway                             1.6              1.1
Ireland                            1.5               .2
Spain                              1.4              1.2
Italy                              1.3              1.0
Austria                            1.3               .6
Belgium                            1.0               .4
Denmark                             .9               .5
Portugal                            .6               .5
Sweden                              .2               .2
Other Europe                        --               .4

ASIA/PACIFIC BASIN                14.4%            16.7%
Japan                              9.0              9.9
Australia                          2.3              2.3
South Korea                        1.5              1.8
Taiwan                             1.4              2.0
Singapore                           .1               .7
India                               .1               --

OTHER                              1.1%             1.0%

CASH & equivalents                 4.7%             8.3%

TOTAL                            100.0%           100.0%

[End Sidebar]

The Japanese economy continued its revival, thanks to broadening support from major exporters, small businesses and consumers, but the country's surging stock market eventually succumbed to the global slowdown and finished the period with an 11.1% gain. The yen gained a slight 1.4% on the dollar. Elsewhere in the Pacific Basin, Australia (+29.1) and South Korea (+21.1) both outpaced global markets.

The Canadian stock market appreciated 26.2%, with that country's dollar gaining on its U.S. counterpart.

INDUSTRY TRENDS INFLUENCE RESULTS

A pair of industries had a particularly positive effect on the fund's returns; first among them was metals and mining, part of the materials sector. During the last few years, booming worldwide demand led by China and, more recently, the U.S., has coincided with substantial improvements in the industry's operational efficiency. Increased margins and strong and growing profits have followed. For the fiscal year, CVRD (+64.5), Placer Dome (+44.6) and Anglo American (+33.5) led results, but holdings appreciated across the board. New Perspective's seventh-largest position, Newmont Mining, rose 16.5%. Holdings in this sector were substantial, and we took advantage of the long uphill run in stock prices to trim some of our positions at a considerable profit.

The second industry showing particular strength was oil and gas, part of the energy sector. All the fund's holdings turned in double-digit gains as crude prices rose sharply during the latter half of the period, breaking the $50 per barrel mark on September 28. Increasing global demand -- once again led by China -- was partly responsible, but much of the run-up resulted from investors continuing to factor perceived threats to the security of the global supply chain into the cost of oil. Strong advancers included Canadian Natural Resources (+94.4), Norsk Hydro (+63.7), ENI SpA (+46.5) and Petrobras (+52.11). The
"laggard" in the group was Royal Dutch Shell (+17.9), which was forced to restate reserves twice during the year. We took advantage of the resulting price dip to purchase additional shares in what we believe is a fundamentally strong company.

Results were mixed for New Perspective's largest industry concentration, pharmaceuticals, part of the health care sector. While the fund's second biggest holding, Sanofi-Aventis (the French giant created by the recent merger of Sanofi-Synthelabo and Aventis), gained 29.7%, AstraZeneca, its fifth largest holding, fell 3.5%. The decline in the latter stemmed in part from the failure of Exanta, a drug for treating blood clots, to receive FDA approval. Of late, investors have shied away from the sector, worried that the rise of generic competition and increasing reimportation (the practice of U.S. consumers filling prescriptions less expensively in countries where governments control drug costs) could affect drug prices and, consequently, corporate profits. In spite of these concerns, we have faith in the long-term viability of the industry and, in particular, our highly select group of holdings. We took advantage of historically low valuations to buy additional shares in some of these companies.

[Begin Sidebar]
LARGEST EQUITY HOLDINGS

                                                                   Percent of net assets

Time Warner                                                                        2.63%
Sanofi-Aventis                                                                     2.14
Altria Group                                                                       1.95
Vodafone                                                                           1.94
AstraZeneca                                                                        1.75
Royal Dutch Petroleum/"Shell" Transport and Trading                                1.57
Newmont Mining                                                                     1.38
News Corp.                                                                         1.37
Tyco                                                                               1.27
Erste Bank                                                                         1.26

[End Sidebar]

THE IMPORTANCE OF STRONG STOCK SELECTION

With mixed economic indicators failing to exert a uniform effect on markets, results were also supported by solid stock selection throughout a broad range of industries. Among larger positions, Tyco International (+50.1) continued to demonstrate the health of its diverse operations and extended its turnaround from earlier years. Strong fundamentals supported global branded companies Starbucks (+57.8), Motorola (+50.7) and Vodafone (+20.2). As did markets in general, these holdings recorded the majority of their gains during the first half of the period.

Tobacco producer Altria (+7.4), and global media titans Time Warner (+6.8) and Newscorp (+10.6) -- all top-ten holdings -- finished well into positive territory but trailed New Perspective's overall results. Taiwan Semiconductor (-26.4) and Royal Ahold (-33.2) were among large positions that lost value during the period.

One of the portfolio's brightest spots was new holding Erste Bank (+64.3), a rapidly growing Vienna-based financial institution with extensive operations in Hungary, Slovakia and the Czech Republic. To learn more about Erste, and to see why Eastern Europe is likely to play a key role in global growth during the coming years, please turn to the sidebar article on page 8.

A MURKY OUTLOOK

Looking ahead, the global economic picture is somewhat unclear. Oil prices will likely recede, but with demand from China, India and the industrialized world continuing to make supply tight, it's difficult to know how far or fast. In the meantime, the high cost of crude and natural gas acts as a tax on the world economy, the effect of which has not yet been fully felt.

Also uncertain is the outlook for the technology sector. While recent growth in consumer and corporate spending has been healthy, it has fallen somewhat short of predictions and is expected to slow in the coming year. Although spending on technology products and services is likely to outpace the overall global economy, the growth is cyclical -- it rises and falls with the overall economy -- and the market is increasingly valuing technology companies in line with other cyclical growth industries. Nonetheless, attractive opportunities exist, as a variety of stronger players continue to build market share and a number of solid Asian companies appear affordably priced.

RESEARCH HELPS CAPITALIZE ON CHANGE

For long-term investors, it's important to remember that while indexes sometimes remain flat, the stocks that comprise them rarely do. Opportunities will continue to exist for investors with the will and resources to uncover them. For the fund, that challenge belongs to the investment professionals of Capital Research and Management Company, investment adviser to New Perspective and all the American Funds.

As they seek those opportunities, New Perspective's research analysts and portfolio counselors take guidance from the fund's mandate. Designed to capitalize on opportunities created by changing trade patterns, it has helped New Perspective navigate an evolving global economy. To learn how it's benefiting today's shareholders, we invite you to turn to the feature article "Sharpening our focus," which begins on page 6.

We thank you for your continuing commitment to long-term investing.

Cordially,

/s/ Gina H. Despres

Gina H. Despres
Chairman of the Board

/s/ Robert W. Lovelace

Robert W. Lovelace
President

November 9, 2004

For current information about the fund, visit americanfunds.com.

THE VALUE OF A LONG-TERM PERSPECTIVE

Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.(1) Thus the net amount invested was $9,425.(2)

HOW A $10,000 INVESTMENT HAS GROWN

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that, despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management -- bolstered by experience and careful research -- can add even more value: As the chart below shows, over its lifetime New Perspective Fund has done demonstrably better than its relevant benchmarks.

Dividends, particularly when reinvested, have accounted for a large portion of the fund's overall results. The table beneath the chart breaks down the fund's year-by-year total returns into their dividend and capital values.

LOW FUND EXPENSES, LOW TURNOVER RATE
(for the 12 months ended September 30, 2004)

New Perspective Fund's expense ratio was 0.78% in fiscal 2004. That's only $78 for every $10,000 invested and substantially less than the 1.64% average expense ratio for front-end load global funds as of September 30, 2004, as measured by Lipper.

The fund's turnover rate (the rate at which holdings are bought and sold) is also low, at 19%, keeping transaction costs and tax consequences contained. The average global equity fund has a turnover rate of 89%, according to Lipper.

[begin mountain chart]

             New
             Perspective      New
Year         Fund             Perspective      MSCI USA        MSCI World
ended        with             Fund             Index with      Index with
September    dividends        excluding        dividends       dividends
30           reinvested(1,3)  dividends(1)     reinvested(4)   reinvested(4)
1973#        $9,931            9,931            9,646           9,493

1974          7,397            7,159            5,797           5,885

1975         10,761            9,945            7,955           7,645

1976         12,711           11,414           10,381           9,325

1977         13,041           11,447            9,927           9,682

1978         17,330           14,851           10,955          11,891

1979         20,086           16,785           12,044          13,358

1980         24,849           20,236           14,203          15,940

1981         25,297           19,876           13,950          14,915

1982         27,132           19,970           15,461          15,310

1983         39,066           27,021           22,068          21,623

1984         39,467           26,470           23,024          22,854

1985         45,547           29,634           26,532          28,609

1986         63,229           40,199           34,782          45,568

1987         94,662           59,018           49,363          65,790

1988         81,177           49,425           42,826          61,886

1989        103,896           61,382           56,879          77,849

1990         98,828           56,985           52,018          61,412

1991        122,408           68,721           68,593          76,935

1992        132,246           72,778           76,212          76,606

1993        156,496           84,770           86,181          92,610

1994        176,224           94,196           89,654         100,086

1995        209,056          110,012          117,254         115,068

1996        231,302          119,395          142,382         131,407

1997        300,629          152,502          199,645         163,771

1998        304,321          152,132          221,700         164,609

1999        421,280          208,845          284,076         213,848

2000        501,040          247,471          316,802         231,980

2001        393,481          192,176          231,378         167,321

2002        333,032          160,633          180,997         135,766

2003        434,522          207,655          226,168         171,091

2004        511,218          242,508          256,963         201,256

[end mountain chart]


AVERAGE ANNUAL TOTAL RETURNS

(based on a $1,000 investment for periods ended September 30, 2004, with all distributions reinvested)

CLASS A SHARES*
reflecting 5.75% maximum sales charge

1 year                           +10.89%
5 years                           +2.72
10 years                         +10.58

*Results for other share classes can be found on page 27.



Year ended September 30                     1973#         1974         1975         1976         1977          1978         1979
Total value
Dividends reinvested                           --         $325          401          336          279           319          443
Value at year-end                          $9,931        7,397       10,761       12,711       13,041        17,330       20,086
NPF's total return                         (0.7)%       (25.5)         45.5         18.1          2.6          32.9         15.9

Year ended September 30                      1980         1981         1982         1983         1984          1985         1986
Total value
Dividends reinvested                          501          930        1,666        1,830        1,205         1,195        1,178
Value at year-end                          24,849       25,297       27,132       39,066       39,467        45,547       63,229
NPF's total return                           23.7          1.8          7.3         44.0          1.0          15.4         38.8

Year ended September 30                      1987         1988         1989         1990         1991          1992         1993
Total value
Dividends reinvested                        1,393        1,819        2,603        2,615        2,977         2,522        2,171
Value at year-end                          94,662       81,177      103,896       98,828      122,408       132,246      156,496
NPF's total return                           49.7       (14.2)         28.0        (4.9)         23.9           8.0         18.3

Year ended September 30                      1994         1995         1996         1997         1998          1999         2000
Total value
Dividends reinvested                        2,229        2,811        4,126        4,362        4,385         3,039        1,765
Value at year-end                         176,224      209,056      231,302      300,629      304,321       421,280      501,040
NPF's total return                           12.6         18.6         10.6         30.0          1.2          38.4         18.9

Year ended September 30                      2001         2002         2003         2004
Total value
Dividends reinvested                        5,394        5,382        3,371        3,606
Value at year-end                         393,481      333,032      434,522      511,218
NPF's total return                         (21.5)       (15.4)         30.5         17.7

Average annual total return for 31 1/2 years:  13.3%

# For the period March 13, 1973 (commencement of operations) through September 30, 1973.

(1) As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
(2) The maximum initial sales charge was 8.5% prior to July 1, 1988.
(3) Includes reinvested dividends of $67,177 and reinvested capital gain distributions of $211,883.
(4) The indexes are unmanaged and do not reflect the effects of sales charges, commissions or expenses.

Past results are not predictive of future results. The results shown are before taxes on fund distributions and sale of fund shares.


SHARPENING OUR FOCUS:
A look at the fund's mandate

Whenever a trade barrier is taken down, a market control is relaxed or a newly elected head of state takes office, the global investment landscape changes. While most such occurrences register subtly, others profoundly alter the world -- transforming industries, energizing regions and reshaping societies. Whatever its magnitude, change has consistently offered one thing to global investors: opportunity.

[photo of globes sitting on a table]

[Begin Pull Quote]
"New Perspective's founders felt strongly that the changes and transitions taking place in the rapidly evolving and increasingly interconnected world economy would yield opportunities for those able to identify and capitalize on those changes." -Gina Despres
[End Pull Quote]

The belief that change can result in opportunity is built into the mandate that has guided New Perspective Fund for all of its 31 years. It has helped it navigate a shifting geopolitical reality, a technological revolution and an increasingly complex and broad investment universe. But how has a charge to "focus on opportunities generated by changing global trade patterns and economic and political relationships" gone from words on a page to stocks in a portfolio? In this article we will look back at how the fund's mandate has historically been applied, and examine how it's helping today's investment professionals stay focused on the best opportunities for global investors.

AHEAD OF THE CURVE

Nowadays, global funds number well over 300, but at the time of its founding, New Perspective had only a handful of peers. "The fund was conceived at a time when people were just becoming conscious of investment alternatives outside their own countries," recalls fund chairman, Gina Despres. "But New Perspective's founders felt strongly that the changes and transitions taking place in the rapidly evolving and increasingly interconnected world economy would yield opportunities for those able to identify and capitalize on those changes."

At its inception, New Perspective was primarily a U.S. fund, and international holdings were limited to one-third of its assets. Still, a non-U.S. component of this size was an ambitious proposition at a time when overseas investment options were limited in number and viewed by many as unnecessarily risky. "Looking back, our strategy might not seem to have been too daring since most of those early investments were in relatively large and well-known companies like Nippon Steel and Royal Dutch Petroleum," notes fund president, Rob Lovelace. "But by going against the grain and purchasing a Japanese or Dutch stock, we were embracing opportunities that few others were and remaining true to the fund's mandate."

Throughout the '70s and well into the '80s, the fund's criteria for choosing non-U.S. stocks was fairly straightforward: invest in well-run companies with good growth prospects that were domiciled outside the United States. As long as they felt an investment stood to benefit shareholders, portfolio counselors were free to buy shares in a French multinational or a domestic Hong Kong utility.

During that period, the global marketplace steadily evolved and the fund benefited from both a deepening pool of non-U.S. investment options and an expanding research network that continued to uncover attractive opportunities worldwide. Significantly, as overseas investing gained even greater appeal, the fund removed its limit on non-U.S. holdings, giving portfolio counselors and research analysts increased flexibility to invest according to their strongest market convictions.

A SHIFT IN FOCUS

The broad parameters guiding New Perspective's non-U.S. investing strategy remained largely unchanged until the late 1980s, when a confluence of forces quickly and fundamentally altered the global investment picture and, with it, the fund's approach. On the geopolitical front, the dissolution of the Soviet bloc, the formation of the European Union and the increasing accommodation of international trade -- as embodied in the passage of NAFTA and the efforts of the World Trade Organization -- catalyzed a rapid-fire change in the established world order.

This global shift coincided with monumental advances in communications, software and information technology that promised to transform the dynamics of the world economy and usher in a new era of trade and competition.

[Begin Sidebar]
ERSTE BANK: SEIZING OPPORTUNITY

Before World War I, much of Central and Eastern Europe (CEE) fell within the borders of what was then known as the Austro-Hungarian Empire. Though that conflict and the clashing ideologies of the Cold War eventually divided the region politically and economically, they failed to sever the social and historical ties that bound its people. So when the Iron Curtain was torn down and market economies began taking hold, companies in Austria, the region's capitalist beachhead, were well-positioned to benefit from the advantages of proximity and common history.

One company that embraced the opportunity was Erste Bank, New Perspective Fund's tenth-largest holding. Austria's oldest and second-largest bank, Erste recognized early on that increasing cross-border trade and rising living standards would translate into considerable retail banking growth in countries like Slovakia, Poland, Croatia, Hungary and the Czech Republic.

"When a country  moves  quickly from  communism to  capitalism,  there's  almost always a `catch-up' phase in which consumers begin to close the standard-of-living gap between themselves and those in more mature markets," explains Capital Research Company banking analyst, Joerg Sponer, a native German working in London. "One natural consequence of this is an increase in banking and financial services activity. This has certainly been the case in CEE, where we are seeing sustained double-digit growth in products like mortgages, credit cards and auto financing."

Beginning with a series of strategic acquisitions dating to 1997, Erste has built a network of over 11 million customers and 2,000 branches. Well-targeted product offerings have broadened the company's customer base, and an emphasis on increasing operational efficiency and standardizing business practices has kept profits rising. Erste franchises now enjoy dominating market share in the Czech Republic and Slovakia, and are the second- and third-largest players in Hungary and Croatia, respectively. Importantly, the visionary management that initiated and oversaw the company's expansion remains in place.
[photo of a globe between books on a book shelf]

By all accounts, the robust economic outlook for Eastern Europe bodes well for Erste's future. GDP growth within accession countries -- those nations on track to join the European Union in the coming years -- has, in many quarters, exceeded that of China and is expected to run double that of established EU nations. Comparatively low tax rates and a hospitable business environment have prompted companies like Volkswagen and Siemens to establish manufacturing facilities in CEE, and the growing consumer base has attracted the attention of global exporters.

"I happen to believe that Erste is a particularly appropriate investment for New Perspective Fund, with its focus on opportunities created by changing global trade patterns and economic and political relationships," says Joerg. "After all, Erste was once a purely domestic bank that took advantage of a transforming region to grow its business; the company saw opportunity in change and we saw an opportunity in the company."
[End Sidebar]


Fortunately, the fund's mandate was flexible enough to accommodate this dawning reality. In contemplating the kinds of companies set to prosper in this environment, New Perspective's portfolio counselors concluded that the likely winners would be those businesses that were themselves attempting to capitalize on global change and searching for opportunities throughout the world. In short, the fund would focus on multinational and global companies. This remains New Perspective's investment approach today.

Portfolio counselor Tim Dunn explains why, "It's not every company that can successfully expand beyond one city let alone one country. And certainly lots of strong companies have operations that are basically limited to the countries in which they are domiciled. But if you have managed to succeed beyond your own borders, it probably means you have a certain capability in terms of management and systems, as well as products that appeal to a wide audience of potential customers. By limiting our investments to these kinds of companies, we are, in a sense, positioning ourselves to select from a group of potential winners."

Focusing on multinationals also adds another layer of diversity to an already diverse group of holdings. "Naturally, we believe that being able to invest in companies regardless of where they are located offers tremendous value to shareholders. It's beneficial not only in terms of capitalizing on opportunity, but also in creating a geographically diverse portfolio that is better able to withstand regional economic downturns and currency fluctuations," explains portfolio counselor, Dina Perry. "Similarly, multinationals, with their far-ranging operations, can benefit from opportunities arising in multiple markets while not being entirely dependent on the fortunes of a single country or region."


[close-up photo of a globe - a pencil on paper nearby]

In addition, multinationals offer a prudent way to expand the fund's global reach and capitalize on opportunities in the developing world. "Obviously the Chinese market, with its billion-plus consumers, offers tremendous potential to companies that make things like toothpaste or soap," says portfolio counselor, Gregg Ireland, who has been with New Perspective Fund since its beginning. "Although not without some risk, a company like Procter & Gamble gives you exposure to that potential upside while reducing the uncertainty that might accompany a direct investment in a Chinese consumer products manufacturer. We know P&G very well and we're comfortable with their business practices and corporate governance."

To Gregg, however, it's important to note that while changes in trade patterns often seem to concentrate opportunities in regions or industries, the fund's focus will always be on companies. "We don't look at a country or market and say, `We need to be invested a certain amount there.' We look for solid companies with above-average growth potential regardless of where they are domiciled. Of course we pay close attention to macroeconomic indicators, but it's companies that act as windows into markets, not the other way around."

[Begin Sidebar]
Just as the fund's holdings grow stronger thanks to the global scale of their operations, so too does Capital Research and Management Company, investment adviser to New Perspective.
[End Sidebar]

CREATING A STANDARD

When New Perspective's portfolio counselors decided to focus on global companies, they opted for a flexible definition of the term. But as more companies from more nations became linked to the world's supply chain, most sizable businesses were, on some level, forced to operate globally. To New Perspective's portfolio counselors, that didn't necessarily make them global companies.

"If I am a Chinese computer manufacturer and all my parts come from Japan or the U.S., but all my customers are in China, strictly speaking, I am participating in the world economy. However, that doesn't necessarily mean I'm leveraging changes in global trade patterns to create opportunities for my business," explains Rob. "I'm essentially a domestic manufacturer who must obtain from abroad what I can't get at home. For New Perspective Fund, we're not interested in companies that are global by default."

To help keep the fund focused on companies that meet the spirit of its mandate, New Perspective's investment professionals established guidelines for "qualifying" companies as potential investments. "The two measures on which we decided to focus are revenues and assets. How much does a company sell and/or own outside its borders?" notes Rob. "We generally prefer that some combination of those two figures exceeds one-fourth of the company's asset/revenue totals. At the same time, we believe in maintaining the flexibility to invest in companies with good growth potential, so we don't mechanically enforce this threshold."

In fact, some companies meet the asset/revenue threshold but fail the mandate's "spirit test." "A Norwegian brewer might sell a lot of its beer in Sweden, but that does not automatically qualify it as a potential investment for the fund. Those sales may simply result from proximity or longstanding habits. We want companies that are actively trying to grow their business in multiple markets and gaining the competitive advantage that we believe comes with doing that," says Tim Dunn.

[Begin Pull Quote]
"We want companies that are actively trying to grow their business in multiple markets and gaining the competitive advantage that we believe comes with doing that." - Tim Dunn
[End Pull Quote]

[Begin Sidebar]
THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM

New Perspective Fund is managed by six portfolio counselors, each of whom oversees a portion of assets independently, in keeping with the fund's objective. The benefits of the multiple portfolio counselor system, which is employed by all of the American Funds, include: consistent long-term results, a range of investment styles, portfolio counselors overseeing a manageable share of the fund's assets, and continuity of investment approach. An additional portion of assets is managed by roughly three dozen research analysts, who invest only in their highest conviction ideas.

Portfolio counselors                  Years of investment experience                          Years with American Funds

Mark Denning                                        22                                                   22
Tim Dunn                                            19                                                   14
Gregg Ireland                                       32                                                   32
Carl Kawaja                                         17                                                   13
Rob Lovelace                                        19                                                   19
Dina Perry                                          27                                                   13

[End Sidebar]

Some might view these guidelines as unnecessarily restrictive, but the fund's portfolio counselors believe the standards bring a unique discipline to their investment approach. "In deciding how to invest for the fund, you may be torn between two attractive companies, one with 5% of its sales overseas, the other with 30%. Both seem competitive and appealing, but because of New Perspective's emphasis on companies with global outlooks, you buy the latter," offers portfolio counselor Carl Kawaja. "What we've found is that over time, the two companies often differentiate themselves, and that in many cases the one with 30% of its sales overseas turns out to be the better company. By subjecting itself to competition beyond its borders, the company became stronger."

A GLOBAL MANAGER

Just as the fund's holdings grow stronger thanks to the global scale of their operations, so too does Capital Research and Management Company, investment adviser to New Perspective and all of the American Funds. With hundreds of investment professionals stationed in nine offices throughout the world, including Tokyo, Hong Kong, Singapore, London and Geneva, Capital Research maintains one of the mutual fund industry's most extensive integrated research networks. And the organization's people and resources are complemented by the collaborative culture it encourages.

"Our research analysts gather tremendous amounts of information on the companies and industries they cover and the regions they visit. Capital's structure facilitates the sharing of that information with colleagues," notes Carl. "It would not be uncommon for a Tokyo-based auto analyst to spend a few months working in San Francisco where her U.S. counterpart is located, and vice versa. For both parties, the resulting day-to-day interaction invariably yields a more complete understanding of the companies and industries they cover, and this makes for investment opinions that are better supported."

The diversity found in the fund's portfolio stems in large part from the method of portfolio management employed by Capital Research. Known as the multiple portfolio counselor system, it divides the fund's assets into portions which are individually managed by each of the fund's six portfolio counselors -- within the fund's guidelines. Investment analysts manage a portion as well. Since no two counselors or analysts share the exact same outlook on companies and markets, each invests differently.

An investment method that recognizes the value in a unique point of view is well-suited to New Perspective Fund, which, thanks to its mandate, takes a focused approach to global investing.

That approach seeks to capitalize on the one thing the fund's founders were sure would endure: change. Throughout the three dynamic and challenging decades that have marked the fund's lifetime, New Perspective's mandate has provided investment professionals with an incisive tool for approaching the evolving world economy. It has sharpened their focus to the considerable benefit of the fund and, most importantly, its shareholders.


INVESTMENT PORTFOLIO
September 30, 2004

Beginning with this report, a summary portfolio, approved under rules adopted by the Securities and Exchange Commission this year, will replace the complete listing of portfolio holdings used in previous shareholder reports. This summary portfolio is designed to streamline the report and help investors better focus on a fund's principal holdings. The schedule includes each of the fund's 50 largest holdings and investments of any issuer for which the total value of all holdings in that issuer exceeds 1% of the fund's net assets. A complete schedule of portfolio holdings is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.


[begin pie chart]
                                                                Percent
                                                                 of net
                                                                 assets

Information Technology                                           17.14%
Consumer Discretionary                                           12.85
Financials                                                       11.22
Materials                                                        10.73
Health Care                                                       9.89
Other industries                                                 33.46
Cash & equivalents                                                4.71
[end pie chart]


                                                                                                           Market       Percent
                                                                                                            value        of net
COMMON STOCKS  - 95.06%                                                                      Shares         (000)        assets

INFORMATION TECHNOLOGY  - 17.14%
Motorola, Inc.                                                                            20,900,000      377,036          1.08%
Microsoft Corp.                                                                           12,690,000      350,879          1.00
Taiwan Semiconductor Manufacturing Co. Ltd.                                              248,523,011      316,781           .90
Xerox Corp.  (1)                                                                          20,000,000      281,600           .80
Sun Microsystems, Inc.  (1)                                                               62,426,300      252,202           .72
Applied Materials, Inc.  (1)                                                              13,995,000      230,778           .66
Cisco Systems, Inc.  (1)                                                                  12,385,800      224,183           .64
QUALCOMM Inc.                                                                              5,650,000      220,576           .63
Murata Manufacturing Co., Ltd.                                                             4,408,500      212,564           .61
Other securities                                                                                        3,539,307         10.10
                                                                                                        6,005,906         17.14

CONSUMER DISCRETIONARY  - 12.85%
Time Warner Inc.  (1)                                                                     57,190,000      923,047          2.63
News Corp. Ltd., preferred                                                                30,853,142      244,041
News Corp. Ltd., preferred (ADR)                                                           4,434,600      138,936
News Corp. Ltd. (ADR)                                                                      2,927,600       96,230          1.37
Honda Motor Co., Ltd.                                                                      7,180,000      348,810          1.00
Starbucks Corp.  (1)                                                                       5,000,000      227,300           .65
Other securities                                                                                        2,524,225          7.20
                                                                                                        4,502,589         12.85

FINANCIALS  - 11.22%
Erste Bank der oesterreichischen Sparkassen AG                                            10,616,092      441,917          1.26
ING Groep NV                                                                              15,855,779      400,353          1.14
Societe Generale                                                                           4,350,000      385,128          1.10
American International Group, Inc.                                                         5,366,319      364,856          1.04
Bayerische Hypo- und Vereinsbank AG  (1)                                                  16,334,900      313,803           .89
HSBC Holdings PLC (United Kingdom)                                                        16,470,708      261,682           .75
DEPFA BANK PLC                                                                            16,101,070      219,678           .63
Bank of Nova Scotia                                                                        7,152,400      209,714           .60
Other securities                                                                                        1,333,826          3.81
                                                                                                        3,930,957         11.22

MATERIALS  - 10.73%
Newmont Mining Corp.                                                                      10,650,000      484,895          1.38
Dow Chemical Co.                                                                           6,144,700      277,618           .79
Nitto Denko Corp.                                                                          5,610,000      258,758           .74
Placer Dome Inc.                                                                          12,250,000      243,530           .69
Georgia-Pacific Corp., Georgia-Pacific Group                                               6,100,000      219,295           .63
Cia. Vale do Rio Doce, ordinary nominative (ADR)                                           9,439,000      212,094           .61
Barrick Gold Corp.                                                                        10,000,000      210,400           .60
POSCO                                                                                      1,409,160      209,966           .60
International Paper Co.                                                                    5,130,000      207,303           .59
Other securities                                                                                        1,434,791          4.10
                                                                                                        3,758,650         10.73

HEALTH CARE  - 9.89%
Sanofi-Aventis                                                                            10,328,112      749,489          2.14
AstraZeneca PLC (Sweden)                                                                  13,741,994      568,303
AstraZeneca PLC (ADR)                                                                        555,000       22,827
AstraZeneca PLC (United Kingdom)                                                             550,000       22,568          1.75
Novo Nordisk A/S, Class B                                                                  5,435,000      297,768           .85
UCB NV                                                                                     5,112,124      272,324           .78
Elan Corp., PLC (ADR)  (1)                                                                 9,042,200      211,587           .60
Other securities                                                                                        1,319,225          3.77
                                                                                                        3,464,091          9.89

CONSUMER STAPLES  - 8.84%
Altria Group, Inc.                                                                        14,537,500      683,844          1.95
Nestle SA                                                                                  1,851,900      425,109          1.21
Other securities                                                                                        1,986,389          5.68
                                                                                                        3,095,342          8.84

TELECOMMUNICATION SERVICES  - 8.76%
Vodafone Group PLC                                                                       284,720,425      682,145          1.94
Deutsche Telekom AG  (1)                                                                  23,747,100      440,852          1.26
Telefonica, SA                                                                            26,708,959      399,922          1.15
France Telecom, SA                                                                        14,484,205      361,042          1.03
Royal KPN NV                                                                              45,748,300      342,786           .98
Other securities                                                                                          840,453          2.40
                                                                                                        3,067,200          8.76

ENERGY  - 7.17%
"Shell" Transport and Trading Company, PLC                                                44,950,000      330,204
Royal Dutch Petroleum Co. (New York registered)                                            4,255,000      219,558          1.57
ENI SpA                                                                                   17,250,000      386,835          1.10
Norsk Hydro ASA                                                                            4,464,000      325,578           .93
Other securities                                                                                        1,249,557          3.57
                                                                                                        2,511,732          7.17

INDUSTRIALS  - 6.11%
Tyco International Ltd.                                                                   14,501,500      444,616          1.27
General Electric Co.                                                                      10,260,500      344,548           .98
Other securities                                                                                        1,352,800          3.86
                                                                                                        2,141,964          6.11

UTILITIES  - 1.62%
E.ON AG                                                                                    3,300,000      243,574           .69
Other securities                                                                                          325,612           .93
                                                                                                          569,186          1.62

MISCELLANEOUS  -  0.73%
Other common stocks in initial period of acquisition                                                      255,976           .73


TOTAL COMMON STOCKS (cost: $25,725,150,000)                                                            33,303,593         95.06


RIGHTS AND WARRANTS  - 0.01%

FINANCIALS  - 0.01%
ING Groep NV, warrants, expire 2008  (1)                                                   1,265,000        4,684           .01


OTHER - 0.00%                                                                                                 207           .00


TOTAL RIGHTS AND WARRANTS (cost: $91,917,000)                                                               4,891           .01


CONVERTIBLE SECURITIES  - 0.22%


TOTAL CONVERTIBLE SECURITIES (cost: $23,722,000)                                                           77,088           .22


BONDS AND NOTES  - 0.00%


Total bonds and notes (cost: $0)                                                                                -           .00



                                                                                           Principal       Market       Percent
                                                                                              amount        value        of net
SHORT-TERM SECURITIES  - 5.62%                                                                 (000)        (000)        assets


Societe Generale 1.50%-1.60% due 10/6-10/22/2004                                       $      53,300       53,300           .15
American Honda Finance Corp. 1.55%-1.72% due 10/13-11/2/2004                                  51,500       51,447           .15
Nestle Capital Corp. 1.47% due 10/1/2004 (2)                                                  50,000       49,998           .14
Shell Finance (U.K.) PLC 1.61% due 10/26/2004                                                 15,700       15,682           .05
Other securities                                                                                        1,796,914          5.13

TOTAL SHORT-TERM SECURITIES (cost: $1,967,405,000)                                                      1,967,341          5.62


TOTAL INVESTMENT SECURITIES (cost: $27,808,194,000)                                                    35,352,913        100.91
New Taiwanese Dollar (cost: $12,200,000)                                                  NT$403,728       11,885           .04
Other assets less liabilities                                                                            (332,122)        (0.95)

NET ASSETS                                                                                            $35,032,676       100.00%

Miscellaneous securities include holdings in their initial period of acquisition that have not previously been publicly disclosed. "Other securities" includes all issues that are not required to be disclosed in the summary investment portfolio.

(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those included in "Other securities" in the summary investment portfolio, was $623,241,000, which represented 1.78% of the net assets of the fund.

ADR = American Depositary Receipts

See Notes to Financial Statements


FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at September 30, 2004                         (dollars and shares in thousands,
                                                      except per-share amounts)

ASSETS:
 Investment securities at market (cost: $27,808,194)                                                                 $35,352,913
 Cash denominated in non-U.S. currencies (cost: $12,200)                                                                  11,885
 Cash                                                                                                                        470
 Receivables for:
  Sales of investments                                                                     $147,785
  Sales of fund's shares                                                                     34,306
  Dividends and interest                                                                     61,326                      243,417
                                                                                                                      35,608,685
LIABILITIES:
 Payables for:
  Purchases of investments                                                                  527,849
  Repurchases of fund's shares                                                               23,124
  Investment advisory services                                                               10,593
  Services provided by affiliates                                                            11,217
  Deferred Directors' and Advisory Board compensation                                         2,148
  Other fees and expenses                                                                     1,078                      576,009

NET ASSETS AT SEPTEMBER 30, 2004                                                                                     $35,032,676

NET ASSETS CONSIST OF:
 Capital paid in on shares of capital stock                                                                          $27,356,437
 Undistributed net investment income                                                                                     257,065
 Accumulated net realized loss                                                                                          (124,586)
 Net unrealized appreciation                                                                                           7,543,760
NET ASSETS AT SEPTEMBER 30, 2004                                                                                     $35,032,676

Total authorized capital stock - 2,000,000 shares, $0.001 par value (1,408,480 total shares outstanding)

                                                                                                                   Net asset value
                                                                       Net assets       Shares outstanding           per share (1)

Class A                                                               $30,010,593                1,204,858                  $24.91
Class B                                                                 1,212,257                   49,487                   24.50
Class C                                                                   867,729                   35,551                   24.41
Class F                                                                   634,686                   25,550                   24.84
Class 529-A                                                               266,675                   10,742                   24.83
Class 529-B                                                                56,188                    2,293                   24.51
Class 529-C                                                                74,833                    3,053                   24.51
Class 529-E                                                                16,005                      648                   24.69
Class 529-F                                                                 3,190                      129                   24.80
Class R-1                                                                   7,617                      311                   24.48
Class R-2                                                                 198,396                    8,093                   24.52
Class R-3                                                                 397,278                   16,103                   24.67
Class R-4                                                                 271,080                   10,928                   24.80
Class R-5                                                               1,016,149                   40,734                   24.95

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $26.43 and $26.34, respectively.

See Notes to Financial Statements



STATEMENT OF OPERATIONS
for the year ended September 30, 2004                   (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Dividends (net of non-U.S. withholding tax of $49,058)                                    $537,031
  Interest (net of non-U.S. withholding tax of $2)                                            35,139                $572,170

 Fees and expenses:
  Investment advisory services                                                               131,292
  Distribution services                                                                       94,189
  Transfer agent services                                                                     32,625
  Administrative services                                                                      6,040
  Reports to shareholders                                                                      1,347
  Registration statement and prospectus                                                          266
  Postage, stationery and supplies                                                             3,300
  Directors' and Advisory Board compensation                                                     583
  Auditing and legal                                                                             288
  Custodian                                                                                    6,345
  State and local taxes                                                                          362
  Other                                                                                           85
  Total expenses before reimbursement/waiver                                                 276,722
   Reimbursement/waiver of expenses                                                              968                 275,754
 Net investment income                                                                                               296,416

NET REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS
 AND NON-U.S. CURRENCY:
 Net realized gain (loss) on:
  Investments                                                                                952,239
  Non-U.S. currency transactions                                                              (1,227)                951,012
 Net unrealized appreciation (depreciation) on:
  Investments                                                                              3,683,427
  Non-U.S. currency translations                                                              (1,198)              3,682,229
   Net realized gain and
    unrealized appreciation
    on investments and non-U.S. currency                                                                           4,633,241
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                                                                  $4,929,657

See Notes to Financial Statements




STATEMENT OF CHANGES IN NET ASSETS                      (dollars in thousands)

                                                                                          Year ended              Year ended
                                                                                       September 30,           September 30,
                                                                                                2004                    2003
OPERATIONS:
 Net investment income                                                                      $296,416                $218,214
 Net realized gain (loss) on investments and
  non-U.S. currency transactions                                                             951,012                (533,983)
 Net unrealized appreciation
  on investments and non-U.S. currency translations                                        3,682,229               6,741,230
  Net increase in net assets
   resulting from operations                                                               4,929,657               6,425,461

DIVIDENDS PAID TO SHAREHOLDERS FROM NET INVESTMENT INCOME AND CURRENCY GAINS                (228,292)               (211,436)

CAPITAL SHARE TRANSACTIONS                                                                 2,673,822                (252,260)

TOTAL INCREASE IN NET ASSETS                                                               7,375,187               5,961,765

NET ASSETS:
 Beginning of year                                                                        27,657,489              21,695,724
 End of year (including
  undistributed
  net investment income: $257,065 and $190,397,
  respectively)                                                                          $35,032,676             $27,657,489


See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS


1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - New Perspective Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments all over the world, including the United States. It focuses on opportunities generated by changing global trade patterns and economic and political relationships.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica(R) savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 5.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None          Declines from 5% to zero   Classes B and 529-B convert to
                                               for redemptions within         classes A and 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          SECURITY VALUATION -Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities purchased with greater than 60 days to maturity with 60 days or less remaining to maturity is determined based on the market value on the 61st day. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued.

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

          CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS  AND   DISTRIBUTIONS   TO   SHAREHOLDERS   -  Dividends  and
          distributions paid to shareholders are recorded on the ex-dividend date.

          NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

          FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.       NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid.

3.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; deferred expenses; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of September 30, 2004, the cost of investment securities and cash denominated in non-U.S. currencies for federal income tax purposes was $27,826,768,000.

During the year ended September 30, 2004, the fund reclassified $1,247,000 from undistributed net investment income to undistributed net realized gains, and reclassified $209,000 from undistributed net investment income to additional paid-in capital to align financial reporting with tax reporting.

As of September 30, 2004, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income and currency gains                                                      $265,798
Short-term capital loss carryforward expiring in 2011                                                       (123,886)
Gross unrealized appreciation on investment securities                                                     8,564,933
Gross unrealized depreciation on investment securities                                                    (1,026,903)
Net unrealized appreciation on investment securities                                                       7,538,030

Undistributed net investment income and currency gains above include currency losses of $3,534,000 that were realized during the period November 1, 2002 through September 30, 2003. The short-term capital loss carryforward above reflects the utilization of a capital loss carryforward of $564,265,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains. During the year ended September 30, 2004, the fund realized, on a tax basis, a net capital gain of $952,259,000, which was offset by capital losses of $387,994,000 that were realized during the period November 1, 2002 through September 30, 2003.

Ordinary income distributions paid to shareholders from net investment income and currency gains were as follows (dollars in thousands):

Share class                                              Year ended September 30, 2004              Year ended September 30, 2003
Class A                                                                      $ 208,248                                  $ 204,015
Class B                                                                          1,875                                      1,631
Class C                                                                          1,601                                      1,281
Class F                                                                          3,668                                      2,233
Class 529-A                                                                      1,422                                        762
Class 529-B                                                                         70                                        100
Class 529-C                                                                        100                                        123
Class 529-E                                                                         58                                         34
Class 529-F                                                                         13                                          2
Class R-1                                                                           21                                          8
Class R-2                                                                          463                                        123
Class R-3                                                                        1,256                                        336
Class R-4                                                                          710                                         46
Class R-5                                                                        8,787                                        742
Total                                                                        $ 228,292                                  $ 211,436

4.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.365% on such assets in excess of $44 billion. During the year ended September 30, 2004, CRMC reduced investment advisory services fees by $558,000. As a result, the fee shown on the accompanying financial statements of $131,292,000, which was equivalent to an annualized rate of 0.394% was reduced to $130,734,000, or 0.392% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the Board of Directors has approved expense amounts lower than plan limits. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

          For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of September 30, 2004, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                      0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the year ended September 30, 2004, CRMC agreed to pay a portion of these fees for classes R-1 and R-2. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

          Expenses under the agreements described above for the year ended September 30, 2004, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent                     Administrative services
                            services         services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent      Commonwealth of
                                                             administrative        services             Virginia
                                                                services                             administrative
                                                                                                        services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class A         $70,062          $31,327        Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B          11,059           1,298         Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C          7,351          Included            $1,103              $215            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F          1,355          Included              813                 87            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A          345          Included              322                 37                $ 215
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B          465          Included               70                 26                  46
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C          603          Included               91                 27                  60
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E           63          Included               19                  2                  13
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F           5           Included                3                  -*                  2
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1           60           Included                9                  7            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2        1,065           Included              213                786            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3        1,368           Included              410                282            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4         388            Included              233                  7            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included              937                  5            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total       $94,189            $32,625            $4,223             $1,481                $336
         --------------------------------------------------------------------------------------------------------------
         * Amount less than one thousand.

DEFERRED DIRECTORS' AND ADVISORY BOARD COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors and Advisory Board members who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' and Advisory Board compensation in the accompanying financial statements includes $300,000 in current fees (either paid in cash or deferred) and a net increase of $283,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5.       CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class                                                             Sales(1)                      Reinvestments of dividends
                                                                  Amount         Shares                Amount              Shares
Year ended September 30, 2004
Class A                                                      $ 4,020,983        165,166             $ 197,438               8,278
Class B                                                          287,862         11,987                 1,821                  77
Class C                                                          382,845         16,021                 1,538                  65
Class F                                                          312,735         12,909                 3,160                 133
Class 529-A                                                      110,531          4,547                 1,422                  60
Class 529-B                                                       20,410            848                    70                   3
Class 529-C                                                       32,165          1,334                   100                   4
Class 529-E                                                        6,751            279                    58                   2
Class 529-F                                                        1,889             77                    13                   1
Class R-1                                                          5,753            239                    21                   1
Class R-2                                                        148,268          6,137                   463                  20
Class R-3                                                        300,775         12,397                 1,256                  53
Class R-4                                                        229,785          9,411                   710                  30
Class R-5                                                        912,667         40,281                 8,613                 362
Total net increase
   (decrease)                                                $ 6,773,419        281,633             $ 216,683               9,089

Year ended September 30, 2003
Class A                                                      $ 3,722,595        201,094             $ 192,901              10,741
Class B                                                          192,097         10,379                 1,579                  89
Class C                                                          234,541         12,669                 1,227                  69
Class F                                                          277,351         14,926                 1,970                 110
Class 529-A                                                       61,585          3,293                   762                  42
Class 529-B                                                       14,813            799                   100                   6
Class 529-C                                                       18,312            986                   123                   7
Class 529-E                                                        4,691            252                    34                   2
Class 529-F                                                        1,063             55                     2                  -*
Class R-1                                                          3,009            160                     8                  -*
Class R-2                                                         73,410          3,925                   123                   7
Class R-3                                                        130,711          7,063                   336                  19
Class R-4                                                         63,140          3,119                    46                   2
Class R-5                                                         17,896            952                   576                  32
Total net increase
   (decrease)                                                $ 4,815,214        259,672             $ 199,787              11,126




Share class                                                           Repurchases(1)                    Net increase (decrease)
                                                                  Amount         Shares                Amount              Shares
Year ended September 30, 2004
Class A                                                     $ (3,802,877)      (159,021)            $ 415,544              14,423
Class B                                                          (87,671)        (3,645)              202,012               8,419
Class C                                                          (88,015)        (3,682)              296,368              12,404
Class F                                                          (99,321)        (4,073)              216,574               8,969
Class 529-A                                                       (7,864)          (323)              104,089               4,284
Class 529-B                                                       (1,263)           (52)               19,217                 799
Class 529-C                                                       (2,938)          (121)               29,327               1,217
Class 529-E                                                         (514)           (21)                6,295                 260
Class 529-F                                                          (80)            (3)                1,822                  75
Class R-1                                                         (1,681)           (70)                4,093                 170
Class R-2                                                        (35,587)        (1,469)              113,144               4,688
Class R-3                                                        (53,418)        (2,219)              248,613              10,231
Class R-4                                                        (33,282)        (1,369)              197,213               8,072
Class R-5                                                       (101,769)        (4,164)              819,511              36,479
Total net increase
   (decrease)                                               $ (4,316,280)      (180,232)          $ 2,673,822             110,490

Year ended September 30, 2003
Class A                                                     $ (4,815,943)      (263,541)           $ (900,447)            (51,706)
Class B                                                          (89,581)        (4,944)              104,095               5,524
Class C                                                         (120,572)        (6,628)              115,196               6,110
Class F                                                         (180,744)        (9,945)               98,577               5,091
Class 529-A                                                       (3,553)          (190)               58,794               3,145
Class 529-B                                                         (604)           (32)               14,309                 773
Class 529-C                                                       (1,067)           (56)               17,368                 937
Class 529-E                                                          (78)            (4)                4,647                 250
Class 529-F                                                          (30)            (1)                1,035                  54
Class R-1                                                           (645)           (33)                2,372                 127
Class R-2                                                        (13,973)          (743)               59,560               3,189
Class R-3                                                        (28,470)        (1,545)              102,577               5,537
Class R-4                                                         (5,717)          (311)               57,469               2,810
Class R-5                                                         (6,284)          (337)               12,188                 647
Total net increase
   (decrease)                                               $ (5,267,261)      (288,310)           $ (252,260)            (17,512)


* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.


6.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $8,995,334,000 and $5,665,941,000, respectively, during the year ended September 30, 2004.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended September 30, 2004, the custodian fee of $6,345,000 included $11,000 that was offset by this reduction, rather than paid in cash.



FINANCIAL HIGHLIGHTS (1)

                                                                                   Income (loss) from investment operations (2)
                                                                                                            Net
                                                                   Net asset                      gains (losses)
                                                                      value,             Net      on securities    Total from
                                                                   beginning      investment     (both realized    investment
                                                                   of period    income (loss)    and unrealized)   operations
Class A:
 Year ended 9/30/2004                                                 $21.33            $.23              $3.53         $3.76
 Year ended 9/30/2003                                                  16.50             .18               4.82          5.00
 Year ended 9/30/2002                                                  19.74             .17              (3.14)        (2.97)
 Year ended 9/30/2001                                                  28.66             .34              (5.86)        (5.52)
 Year ended 9/30/2000                                                  26.25             .30               4.56          4.86
Class B:
 Year ended 9/30/2004                                                  21.02             .04               3.48          3.52
 Year ended 9/30/2003                                                  16.28             .03               4.75          4.78
 Year ended 9/30/2002                                                  19.53             .02              (3.11)        (3.09)
 Year ended 9/30/2001                                                  28.54             .14              (5.80)        (5.66)
 Period from 3/15/2000 to 9/30/2000                                    30.11             .08              (1.65)        (1.57)
Class C:
 Year ended 9/30/2004                                                  20.97             .03               3.47          3.50
 Year ended 9/30/2003                                                  16.27             .02               4.75          4.77
 Year ended 9/30/2002                                                  19.50             .03              (3.14)        (3.11)
 Period from 3/15/2001 to 9/30/2001                                    22.42            (.01)             (2.83)        (2.84)
Class F:
 Year ended 9/30/2004                                                  21.29             .22               3.52          3.74
 Year ended 9/30/2003                                                  16.49             .17               4.81          4.98
 Year ended 9/30/2002                                                  19.72             .18              (3.16)        (2.98)
 Period from 3/15/2001 to 9/30/2001                                    22.59             .10              (2.87)        (2.77)
Class 529-A:
 Year ended 9/30/2004                                                  21.29             .22               3.51          3.73
 Year ended 9/30/2003                                                  16.49             .19               4.80          4.99
 Period from 2/15/2002 to 9/30/2002                                    21.05             .11              (4.67)        (4.56)
Class 529-B:
 Year ended 9/30/2004                                                  21.07             .00               3.48          3.48
 Year ended 9/30/2003                                                  16.41             .01               4.76          4.77
 Period from 2/15/2002 to 9/30/2002                                    21.05             .02              (4.66)        (4.64)
Class 529-C:
 Year ended 9/30/2004                                                  21.07             .01               3.48          3.49
 Year ended 9/30/2003                                                  16.41             .01               4.76          4.77
 Period from 2/15/2002 to 9/30/2002                                    21.05             .02              (4.66)        (4.64)
Class 529-E:
 Year ended 9/30/2004                                                  21.19             .13               3.50          3.63
 Year ended 9/30/2003                                                  16.47             .11               4.79          4.90
 Period from 3/1/2002 to 9/30/2002                                     21.49             .08              (5.10)        (5.02)
Class 529-F:
 Year ended 9/30/2004                                                  21.28             .21               3.51          3.72
 Year ended 9/30/2003                                                  16.50             .17               4.79          4.96
 Period from 9/17/2002 to 9/30/2002                                    17.65               - (6)          (1.15)        (1.15)




FINANCIAL HIGHLIGHTS (1)                                           (continued)

                                                                                Income (loss) from investment operations (2)
                                                                                                            Net
                                                                   Net asset                      gains (losses)
                                                                      value,             Net      on securities    Total from
                                                                   beginning      investment     (both realized    investment
                                                                   of period          income     and unrealized)   operations
Class R-1:
 Year ended 9/30/2004                                                 $21.08            $.04              $3.47         $3.51
 Year ended 9/30/2003                                                  16.45             .04               4.76          4.80
 Period from 6/17/2002 to 9/30/2002                                    20.72             .01              (4.28)        (4.27)
Class R-2:
 Year ended 9/30/2004                                                  21.10             .05               3.48          3.53
 Year ended 9/30/2003                                                  16.45             .05               4.77          4.82
 Period from 5/21/2002 to 9/30/2002                                    21.95             .02              (5.52)        (5.50)
Class R-3:
 Year ended 9/30/2004                                                  21.19             .15               3.49          3.64
 Year ended 9/30/2003                                                  16.49             .12               4.77          4.89
 Period from 6/4/2002 to 9/30/2002                                     21.33             .04              (4.88)        (4.84)
Class R-4:
 Year ended 9/30/2004                                                  21.28             .23               3.50          3.73
 Year ended 9/30/2003                                                  16.50             .18               4.80          4.98
 Period from 5/28/2002 to 9/30/2002                                    21.86             .07              (5.43)        (5.36)
Class R-5:
 Year ended 9/30/2004                                                  21.37             .30               3.53          3.83
 Year ended 9/30/2003                                                  16.52             .23               4.83          5.06
 Period from 5/15/2002 to 9/30/2002                                    21.91             .09              (5.48)        (5.39)




FINANCIAL HIGHLIGHTS (1)

                                                                            Dividends and distributions

                                                                   Dividends
                                                                   (from net   Distributions               Total    Net asset
                                                                  investment   (from capital       dividends and   value, end
                                                                      income)         gains)       distributions    of period
Class A:
 Year ended 9/30/2004                                                  $(.18)             $-              $(.18)       $24.91
 Year ended 9/30/2003                                                   (.17)              -               (.17)        21.33
 Year ended 9/30/2002                                                   (.27)              -               (.27)        16.50
 Year ended 9/30/2001                                                   (.30)          (3.10)             (3.40)        19.74
 Year ended 9/30/2000                                                   (.11)          (2.34)             (2.45)        28.66
Class B:
 Year ended 9/30/2004                                                   (.04)              -               (.04)        24.50
 Year ended 9/30/2003                                                   (.04)              -               (.04)        21.02
 Year ended 9/30/2002                                                   (.16)              -               (.16)        16.28
 Year ended 9/30/2001                                                   (.25)          (3.10)             (3.35)        19.53
 Period from 3/15/2000 to 9/30/2000                                        -               -                  -         28.54
Class C:
 Year ended 9/30/2004                                                   (.06)              -               (.06)        24.41
 Year ended 9/30/2003                                                   (.07)              -               (.07)        20.97
 Year ended 9/30/2002                                                   (.12)              -               (.12)        16.27
 Period from 3/15/2001 to 9/30/2001                                     (.08)              -               (.08)        19.50
Class F:
 Year ended 9/30/2004                                                   (.19)              -               (.19)        24.84
 Year ended 9/30/2003                                                   (.18)              -               (.18)        21.29
 Year ended 9/30/2002                                                   (.25)              -               (.25)        16.49
 Period from 3/15/2001 to 9/30/2001                                     (.10)              -               (.10)        19.72
Class 529-A:
 Year ended 9/30/2004                                                   (.19)              -               (.19)        24.83
 Year ended 9/30/2003                                                   (.19)              -               (.19)        21.29
 Period from 2/15/2002 to 9/30/2002                                        -               -                  -         16.49
Class 529-B:
 Year ended 9/30/2004                                                   (.04)              -               (.04)        24.51
 Year ended 9/30/2003                                                   (.11)              -               (.11)        21.07
 Period from 2/15/2002 to 9/30/2002                                        -               -                  -         16.41
Class 529-C:
 Year ended 9/30/2004                                                   (.05)              -               (.05)        24.51
 Year ended 9/30/2003                                                   (.11)              -               (.11)        21.07
 Period from 2/15/2002 to 9/30/2002                                        -               -                  -         16.41
Class 529-E:
 Year ended 9/30/2004                                                   (.13)              -               (.13)        24.69
 Year ended 9/30/2003                                                   (.18)              -               (.18)        21.19
 Period from 3/1/2002 to 9/30/2002                                         -               -                  -         16.47
Class 529-F:
 Year ended 9/30/2004                                                   (.20)              -               (.20)        24.80
 Year ended 9/30/2003                                                   (.18)              -               (.18)        21.28
 Period from 9/17/2002 to 9/30/2002                                        -               -                  -         16.50




FINANCIAL HIGHLIGHTS (1)                                            (continued)

                                                                           Dividends and distributions

                                                                   Dividends
                                                                   (from net    Distributions              Total    Net asset
                                                                  investment    (from capital      dividends and   value, end
                                                                      income)          gains)      distributions    of period
Class R-1:
 Year ended 9/30/2004                                                 ($0.11)             $-             ($0.11)       $24.48
 Year ended 9/30/2003                                                   (.17)              -               (.17)        21.08
 Period from 6/17/2002 to 9/30/2002                                        -               -                  -         16.45
Class R-2:
 Year ended 9/30/2004                                                   (.11)              -               (.11)        24.52
 Year ended 9/30/2003                                                   (.17)              -               (.17)        21.10
 Period from 5/21/2002 to 9/30/2002                                        -               -                  -         16.45
Class R-3:
 Year ended 9/30/2004                                                   (.16)              -               (.16)        24.67
 Year ended 9/30/2003                                                   (.19)              -               (.19)        21.19
 Period from 6/4/2002 to 9/30/2002                                         -               -                  -         16.49
Class R-4:
 Year ended 9/30/2004                                                   (.21)              -               (.21)        24.80
 Year ended 9/30/2003                                                   (.20)              -               (.20)        21.28
 Period from 5/28/2002 to 9/30/2002                                        -               -                  -         16.50
Class R-5:
 Year ended 9/30/2004                                                   (.25)              -               (.25)        24.95
 Year ended 9/30/2003                                                   (.21)              -               (.21)        21.37
 Period from 5/15/2002 to 9/30/2002                                        -               -                  -         16.52




FINANCIAL HIGHLIGHTS (1)

                                                                            Ratio of expense  Ratio of expenses
                                                                              to average net     to average net    Ratio of net
                                                              Net assets,      assets before       assets after   income (loss)
                                                     Total  end of period     reimbursement/     reimbursement/      to average
                                                 return (3)  (in millions)           waiver          waiver (4)      net assets
Class A:
 Year ended 9/30/2004                                17.65%       $30,011              .78%                .78%            .93%
 Year ended 9/30/2003                                30.48         25,388              .83                 .83             .93
 Year ended 9/30/2002                               (15.36)        20,497              .82                 .82             .84
 Year ended 9/30/2001                               (21.47)        25,094              .78                 .78            1.40
 Year ended 9/30/2000                                18.93         33,412              .79                 .79            1.00
Class B:
 Year ended 9/30/2004                                16.77          1,212             1.55                1.55             .18
 Year ended 9/30/2003                                29.44            863             1.62                1.62             .16
 Year ended 9/30/2002                               (16.04)           579             1.60                1.60             .11
 Year ended 9/30/2001                               (22.06)           445             1.57                1.57             .60
 Period from 3/15/2000 to 9/30/2000                  (5.21)           260             1.53 (5)            1.53 (5)         .56 (5)
Class C:
 Year ended 9/30/2004                                16.70            868             1.61                1.61             .14
 Year ended 9/30/2003                                29.39            485             1.66                1.66             .12
 Year ended 9/30/2002                               (16.05)           277             1.64                1.64             .14
 Period from 3/15/2001 to 9/30/2001                 (12.78)            87             1.76 (5)            1.76 (5)        (.06)(5)
Class F:
 Year ended 9/30/2004                                17.59            635              .84                 .84             .91
 Year ended 9/30/2003                                30.39            353              .87                 .87             .91
 Year ended 9/30/2002                               (15.41)           189              .88                 .88             .89
 Period from 3/15/2001 to 9/30/2001                 (12.34)            60              .90 (5)             .90 (5)         .84 (5)
Class 529-A:
 Year ended 9/30/2004                                17.57            267              .86                 .86             .90
 Year ended 9/30/2003                                30.46            138              .83                 .83             .98
 Period from 2/15/2002 to 9/30/2002                 (21.66)            55              .96 (5)             .96 (5)         .95 (5)
Class 529-B:
 Year ended 9/30/2004                                16.53             56             1.74                1.74             .01
 Year ended 9/30/2003                                29.21             31             1.78                1.78             .03
 Period from 2/15/2002 to 9/30/2002                 (22.04)            12             1.76 (5)            1.76 (5)         .14 (5)
Class 529-C:
 Year ended 9/30/2004                                16.56             75             1.73                1.72             .03
 Year ended 9/30/2003                                29.21             39             1.77                1.77             .05
 Period from 2/15/2002 to 9/30/2002                 (22.04)            15             1.75 (5)            1.75 (5)         .16 (5)
Class 529-E:
 Year ended 9/30/2004                                17.17             16             1.20                1.20             .56
 Year ended 9/30/2003                                29.92              8             1.23                1.23             .60
 Period from 3/1/2002 to 9/30/2002                  (23.36)             2             1.21 (5)            1.21 (5)         .67 (5)
Class 529-F:
 Year ended 9/30/2004                                17.50              3              .95                 .95             .84
 Year ended 9/30/2003                                30.25              1              .97                 .97             .89
 Period from 9/17/2002 to 9/30/2002                  (6.52)             - (7)            - (8)               - (8)           - (8)




FINANCIAL HIGHLIGHTS (1)                                            (continued)


                                                                           Ratio of expense   Ratio of expenses
                                                                             to average net      to average net        Ratio of
                                                              Net assets,     assets before        assets after      net income
                                                     Total  end of period    reimbursement/      reimbursement/      to average
                                                    return   (in millions)           waiver          waiver (4)      net assets
Class R-1:
 Year ended 9/30/2004                                16.71%            $8             1.69%               1.63%            .16%
 Year ended 9/30/2003                                29.35              3             1.89                1.65             .20
 Period from 6/17/2002 to 9/30/2002                 (20.61)             - (7)          .91                 .47             .04
Class R-2:
 Year ended 9/30/2004                                16.74            198             1.88                1.59             .20
 Year ended 9/30/2003                                29.43             72             2.13                1.61             .26
 Period from 5/21/2002 to 9/30/2002                 (25.01)             4              .74                 .58             .11
Class R-3:
 Year ended 9/30/2004                                17.19            397             1.18                1.18             .62
 Year ended 9/30/2003                                29.85            124             1.23                1.23             .64
 Period from 6/4/2002 to 9/30/2002                  (22.69)             5              .45                 .39             .21
Class R-4:
 Year ended 9/30/2004                                17.64            271              .83                 .83             .95
 Year ended 9/30/2003                                30.38             61              .88                 .87             .91
 Period from 5/28/2002 to 9/30/2002                 (24.52)             1              .41                 .30             .36
Class R-5:
 Year ended 9/30/2004                                17.96          1,016              .53                 .52            1.22
 Year ended 9/30/2003                                30.84             91              .55                 .55            1.23
 Period from 5/15/2002 to 9/30/2002                 (24.60)            60              .20                 .20             .46

                                                                       Year ended September 30
                                                                2004           2003          2002          2001           2000

Portfolio turnover rate for all classes of shares               19%            28%           26%           32%            34%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During the year ended 9/30/2004, CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Annualized.
(6) Amount less than one cent.
(7) Amount less than $1 million.
(8) Amount less than .01 percent.


See Notes to Financial Statements


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF NEW PERSPECTIVE FUND, INC.:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New Perspective Fund, Inc. (the "Fund") at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewterhouseCoopers LLP

Los Angeles, California
November 2, 2004



TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending September 30, 2004.

The fund makes an election under the Internal Revenue Code Section 853 to pass through certain non-U.S. taxes paid by the fund to its shareholders as a foreign tax credit. The amount of foreign tax credit passed through to shareholders for the fiscal year is $48,907,000. Foreign source income earned by the fund for the fiscal year was $458,597,000. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their discretion. Generally, it is more advantageous to claim a credit than to take a deduction.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. For purposes of computing the dividends eligible for reduced tax rates, all of the dividends paid by the fund from ordinary income earned during the fiscal year are considered qualified dividend income. In addition, all of the dividends paid by the fund from ordinary income earned during the prior fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. For purposes of computing this exclusion, $164,734,000 of the dividends paid by the fund from ordinary income earned during the fiscal year represent qualifying dividends.

Certain states may exempt from income taxation that portion of dividends paid by the fund from ordinary income that was derived from direct U.S. government obligations. For purposes of computing this exclusion, $1,132,000 of the dividends paid by the fund from ordinary income earned during the fiscal year were derived from interest on direct U.S. government obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2005 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2004 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


OTHER SHARE CLASS RESULTS (unaudited)

CLASS B, CLASS C, CLASS F AND CLASS 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

Returns for periods ended September 30, 2004:

                                                                                               1 year         Life of class

CLASS B SHARES
Reflecting applicable contingent deferred sales charge
     (CDSC), maximum of 5%, payable only if shares are
     sold within six years of purchase                                                        +11.77%            -1.79%(1)
Not reflecting CDSC                                                                           +16.77%            -1.41%(1)

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only if shares
     are sold within one year of purchase                                                     +15.70%            +2.87%(2)
Not reflecting CDSC                                                                           +16.70%            +2.87%(2)

CLASS F SHARES(3)
Not reflecting annual asset-based fee charged by sponsoring firm                              +17.59%            +3.68%(2)

CLASS 529-A SHARES
Reflecting 5.75% maximum sales charge                                                         +10.80%            +4.87%(4)
Not reflecting maximum sales charge                                                           +17.57%            +7.25%(4)

CLASS 529-B SHARES
Reflecting applicable CDSC, maximum of 5%, payable only
     if shares are sold within six years of purchase                                          +11.53%            +4.91%(4)
Not reflecting CDSC                                                                           +16.53%            +6.30%(4)

CLASS 529-C SHARES
Reflecting CDSC, maximum of 1%, payable only if shares
     are sold within one year of purchase                                                     +15.56%            +6.31%(4)
Not reflecting CDSC                                                                           +16.56%            +6.31%(4)

CLASS 529-E SHARES(3)                                                                         +17.17%            +6.15%(5)

CLASS 529-F SHARES(3)
Not reflecting annual asset-based fee charged by sponsoring firm                              +17.50%           +19.24%(6)

(1) Average annual total return from March 15, 2000, when Class B shares were first sold.
(2) Average annual total return from March 15, 2001, when Class C and Class F shares were first sold.
(3) These shares are sold without any initial or contingent deferred sales charge.
(4) Average annual total return from February 15, 2002, when Class 529-A, Class 529-B and Class 529-C shares were first sold.
(5) Average annual total return from March 1, 2002, when Class 529-E shares were first sold.
(6) Average annual total return from September 17, 2002, when Class 529-F shares were first sold.


EXPENSE EXAMPLE (unaudited)

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2004 through September 30, 2004).

ACTUAL EXPENSES:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica Accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.50% to 3.00% of assets annually depending on services offered. You may use the information in the table on the next page to estimate the impact of these fees by adding the amount of the fees to the number in the first line for your share class under the heading entitled "Expenses paid during period," and subtracting the amount of the fees from the number in the first line under the heading entitled "Ending account value."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain shareholders, such as Individual Retirement Accounts and CollegeAmerica Accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.50% to 3.00% of assets annually depending on services offered. You may use the information in the table on the next page to estimate the impact of these fees by adding the amount of the fees to the number in the second line for your share class under the heading entitled "Expenses paid during period," and subtracting the amount of the fees from the number in the second line under the heading entitled "Ending account value."

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               Beginning account            Ending account          Expenses paid        Annualized
                                                  value 4/1/2004           value 9/30/2004       during period(1)     expense ratio

Class A -- actual return                         $      1,000.00                   $985.36                  $3.78              .76%
Class A -- assumed 5% return                            1,000.00                  1,021.26                   3.85              .76
Class B -- actual return                                1,000.00                    981.57                   7.65             1.54
Class B -- assumed 5% return                            1,000.00                  1,017.35                   7.79             1.54
Class C -- actual return                                1,000.00                    981.11                   7.90             1.59
Class C -- assumed 5% return                            1,000.00                  1,017.10                   8.04             1.59
Class F -- actual return                                1,000.00                    984.93                   4.08              .82
Class F -- assumed 5% return                            1,000.00                  1,020.96                   4.15              .82
Class 529-A -- actual return                            1,000.00                    984.93                   4.13              .83
Class 529-A -- assumed 5% return                        1,000.00                  1,020.91                   4.20              .83
Class 529-B -- actual return                            1,000.00                    980.79                   8.54             1.72
Class 529-B -- assumed 5% return                        1,000.00                  1,016.44                   8.69             1.72
Class 529-C -- actual return                            1,000.00                    980.40                   8.49             1.71
Class 529-C -- assumed 5% return                        1,000.00                  1,016.50                   8.64             1.71
Class 529-E -- actual return                            1,000.00                    983.28                   5.87             1.18
Class 529-E -- assumed 5% return                        1,000.00                  1,019.15                   5.97             1.18
Class 529-F -- actual return                            1,000.00                    984.51                   4.63              .93
Class 529-F -- assumed 5% return                        1,000.00                  1,020.41                   4.71              .93
Class R-1 - actual return                               1,000.00                    981.17                   8.00             1.61
Class R-1 -- assumed 5% return                          1,000.00                  1,017.00                   8.14             1.61
Class R-2 - actual return                               1,000.00                    981.58                   7.85             1.58
Class R-2 -- assumed 5% return                          1,000.00                  1,017.15                   7.99             1.58
Class R-3 - actual return                               1,000.00                    983.27                   5.72             1.15
Class R-3 -- assumed 5% return                          1,000.00                  1,019.30                   5.82             1.15
Class R-4 - actual return                               1,000.00                    985.30                   4.08              .82
Class R-4 -- assumed 5% return                          1,000.00                  1,020.96                   4.15              .82
Class R-5 - actual return                               1,000.00                    986.55                   2.54              .51
Class R-5 -- assumed 5% return                          1,000.00                  1,022.51                   2.59              .51

(1) Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (183), and divided by 365 (to reflect the one-half year period).

BOARD OF DIRECTORS

"NON-INTERESTED" DIRECTORS

                                           YEAR FIRST
                                              ELECTED
                                           A DIRECTOR
NAME AND AGE                           OF THE FUND(1)         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Elisabeth Allison, 58                           1991          Senior Partner, ANZI, Ltd. (mergers and acquisitions, joint ventures and licensing consultants); Chief Business Adviser, Harvard Medical
                                                              School; former Senior Vice President, Development, McGraw Hill
                                                              Companies

Vanessa C.L. Chang, 52                          2000          President and CEO, ResolveItNow.com (insurance-related Internet company); former Senior Vice President, Secured Capital Corporation;
                                                              former Partner, KPMG Peat Marwick LLP

Robert A. Fox, 67                               1979          Managing General Partner, Fox Investments LP; former Professor,
                                                              University of California; retired President and CEO, Foster Farms
                                                              (poultry producer)

Jae H. Hyun, 55                                 2002          Chairman of the Board, Tong Yang Group

Koichi Itoh, 64                                 1994          Executive Chairman, Itoh Building Co., Ltd.; former President,
                                                              Autosplice KK; former Managing Partner, VENCA Management (venture capital)

William H. Kling, 62                            1987          President, American Public Media Group

John G. McDonald, 67                            1978          The Stanford Investors Professor, Graduate School of Business,
                                                              Stanford University

William I. Miller, 48                           1992          Chairman of the Board, Irwin Financial Corporation

Kirk P. Pendleton, 65                           1996          Chairman of the Board and CEO, Cairnwood, Inc. (venture capital investment)

Rozanne L. Ridgway, 69                          2000          Director of companies; Chair (non-executive), Baltic-American
                                                              Enterprises Fund; former co-chair, Atlantic Council of the United
                                                              States


"NON-INTERESTED" DIRECTORS

                                           NUMBER OF
                                          PORTFOLIOS
                                             IN FUND
                                          COMPLEX(2)
                                         OVERSEEN BY
NAME AND AGE                                DIRECTOR          OTHER DIRECTORSHIPS(3) HELD BY DIRECTOR


Elisabeth Allison, 58                             3           None

Vanessa C.L. Chang, 52                            1           Inveresk Research Group, Inc.

Robert A. Fox, 67                                 7           Crompton Corporation

Jae H. Hyun, 55                                   1           Tong Yang Investment Bank; Tong Yang Magic Inc.; Tong Yang Major
                                                              Corp.; Tong Yang Systems Corp.

Koichi Itoh, 64                                   3           None

William H. Kling, 62                              6           Irwin Financial Corporation; St. Paul Travelers Companies

John G. McDonald, 67                              8           iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation;
                                                              Varian, Inc.

William I. Miller, 48                             3           Cummins, Inc.; Tennant Company

Kirk P. Pendleton, 65                             6           None

Rozanne L. Ridgway, 69                            1           Boeing; 3M Corporation; Emerson Electric; Manpower, Inc.; Sara Lee
                                                              Corporation


"INTERESTED" DIRECTORS(4)

                                           YEAR FIRST
                                            ELECTED A         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                                DIRECTOR         AND POSITIONS HELD WITH AFFILIATED ENTITIES OR THE
POSITION WITH FUND                     OF THE FUND(1)         PRINCIPAL UNDERWRITER OF THE FUND

Gina H. Despres, 63                             1991          Senior Vice President, Capital Research and
Chairman of the Board                                         Management Company; Vice President, Capital Strategy Research, Inc.(5)

Gregg E. Ireland, 54                            1991          Senior Vice President, Capital Research and
Vice Chairman of the Board                                    Management Company

Paul G. Haaga, Jr., 55                          2000          Executive Vice President and Director, Capital Research and
                                                              Management Company; Director, The Capital Group Companies, Inc.(5)


"INTERESTED" DIRECTORS(4)

                                           NUMBER OF
                                          PORTFOLIOS
                                             IN FUND
                                          COMPLEX(2)
NAME, AGE AND                            OVERSEEN BY
POSITION WITH FUND                          DIRECTOR          OTHER DIRECTORSHIPS(3) HELD BY DIRECTOR

Gina H. Despres, 63                               4           None
Chairman of the Board

Gregg E. Ireland, 54                              1           None
Vice Chairman of the Board

Paul G. Haaga, Jr., 55                           17           None


CHAIRMAN EMERITUS

Walter P. Stern, 76                                           Vice Chairman of the Board, Capital International, Inc.;(5) Vice
                                                              Chairman of the Board, Capital Group International, Inc.(5)


PRESIDENT EMERITUS

Jon B. Lovelace,(6) 77                                          Chairman Emeritus, Capital Research and Management Company

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.


OTHER OFFICERS
                                           YEAR FIRST
                                              ELECTED         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                              AN OFFICER         AND POSITIONS HELD WITH AFFILIATED ENTITIES OR
POSITION WITH FUND                     OF THE FUND(1)         THE PRINCIPAL UNDERWRITER OF THE FUND

Robert W. Lovelace,(6) 42                       2001          Senior Vice President, Capital Research and
President                                                     Management Company; Chairman of the Board, Capital Research
                                                              Company;(5) Director, The Capital Group Companies, Inc.(5)

Catherine M. Ward, 57                           1991          Senior Vice President and Director, Capital
Senior Vice President                                         Research and Management Company; Director, American Funds Service
                                                              Company;(5) Secretary and Director, Capital Group Research, Inc.(5)

Timothy P. Dunn, 43                             2000          Vice President, Capital Research and Management
Vice President                                                Company; Senior Vice President, Capital Research
                                                              Company(5)

F. Galen Hoskin, 40                             2003          Senior Vice President, Capital Research Company(5)
Vice President

Jonathan O. Knowles, 43                         1998          Executive Vice President and Director, Capital
Vice President                                                Research Company(5)

David M. Riley, 37                              2003          Senior Vice President, Capital Research Company(5)
Vice President

Vincent P. Corti, 48                            1984          Vice President -- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

R. Marcia Gould, 50                             1993          Vice President -- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

Dayna G. Yamabe, 37                             1998          Vice President -- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company

(1) Directors and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5) Company affiliated with Capital Research and Management Company.
(6) Robert W. Lovelace is the son of Jon B. Lovelace.


OFFICES

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Kirkpatrick & Lockhart LLP
Four Embarcadero Center
San Francisco, CA 94111-4121

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in New Perspective Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.77 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.83 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.06 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE AMERICAN FUNDS AND COLLEGEAMERICA. THIS AND OTHER IMPORTANT INFORMATION IS CONTAINED IN THE FUND'S PROSPECTUS AND THE COLLEGEAMERICA PROGRAM DESCRIPTION, WHICH CAN BE OBTAINED FROM YOUR FINANCIAL ADVISER AND SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY (AFS) AT 800/421-0180 OR VISIT THE AMERICAN FUNDS WEBSITE AT AMERICANFUNDS.COM. COLLEGEAMERICA IS SPONSORED BY THE VIRGINIA COLLEGE SAVINGS PLAN.

"AMERICAN FUNDS PROXY VOTING GUIDELINES" -- WHICH DESCRIBES HOW WE VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- IS AVAILABLE FREE OF CHARGE ON THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) WEBSITE AT WWW.SEC.GOV, ON THE AMERICAN FUNDS WEBSITE OR UPON REQUEST BY CALLING AFS. THE FUND'S PROXY VOTING RECORD FOR THE 12 MONTHS ENDED JUNE 30, 2004, IS ALSO AVAILABLE ON THE SEC AND AMERICAN FUNDS WEBSITES.

A complete portfolio of New Perspective Fund's investments is available free of charge on the SEC website or upon request by calling AFS.

New Perspective Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website or upon request by calling AFS. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. (800/SEC-0330).

This report is for the information of shareholders of New Perspective Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2004, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds(R)]

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 25 million shareholder accounts.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. More than half of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.


29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
>  New Perspective Fund(R)
   New World Fund(SM)
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income Fund(SM)
   Fundamental Investors(SM)
   The Investment Company of America(R)
   Washington Mutual Investors Fund(SM)

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income Trust(SM)
   The Bond Fund of America(SM)
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities Fund(SM)

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
   American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of America(SM)
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of America(SM)
   The U.S. Treasury Money Fund of America(SM)

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-907-1104P

Litho in USA DD/AL/8065-S1917

Printed on recycled paper


ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Vanessa C. L. Chang, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Fees billed by the Registrant's auditors for each of the last two fiscal years, including fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant, and a description of the nature of the services comprising the fees, are listed below:

                  Registrant:
a)       Audit Fees:
                                    2003             $89,000
                                    2004             $97,000
b) Audit- Related Fees:
                                    2003             none
2004     none
c)       Tax Fees:
                                    2003             $11,000
                                    2004             $13,000
                                    The tax fees consist of professional
                                    services relating to the preparation of the
                                    Registrant's tax returns including returns
                                    relating to the registrant's investments in
                                    non-U.S. jurisdictions.
d) All Other Fees:
                                    2003             none
                                    2004             none

                  Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

b) Audit- Related Fees:
                                    2003             none
                                    2004             none
c) Tax Fees:
                                    2003             none
                                    2004             none
d) All Other Fees:
                                    2003             none
                                    2004             none

The Registrant's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the services listed above under paragraphs b, c and d.

Aggregate non-audit fees paid to the Registrant's auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $11,000 for fiscal year 2003 and $13,000 for fiscal year 2004. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors' independence.


ITEM 5 - Audit Committee of Listed Registrants

Not applicable.


ITEM 6 - Schedule of Investments

[logo - American Funds (r)]


NEW PERSPECTIVE FUND
Investment portfolio
September 30, 2004

                                                                                                                  Market value
COMMON STOCKS -- 95.06%                                                                                Shares            (000)

INFORMATION TECHNOLOGY -- 16.64%
Motorola, Inc.                                                                                     20,900,000      $   377,036
Microsoft Corp.                                                                                    12,690,000          350,879
Taiwan Semiconductor Manufacturing Co. Ltd.                                                       248,523,011          316,781
Xerox Corp.(1)                                                                                     20,000,000          281,600
Sun Microsystems, Inc.(1)                                                                          62,426,300          252,202
Applied Materials, Inc.(1)                                                                         13,995,000          230,778
Cisco Systems, Inc.(1)                                                                             12,385,800          224,183
QUALCOMM Inc.                                                                                       5,650,000          220,576
Murata Manufacturing Co., Ltd.                                                                      4,408,500          212,564
NEC Corp.                                                                                          34,141,100          204,685
Micron Technology, Inc.(1)                                                                         16,990,000          204,390
Tokyo Electron Ltd.                                                                                 3,704,100          180,959
Hon Hai Precision Industry Co., Ltd.                                                               51,339,771          176,825
Samsung Electronics Co., Ltd.                                                                         407,640          162,206
ASML Holding NV(1)                                                                                  7,270,000           93,589
ASML Holding NV (New York registered)(1)                                                            4,975,000           64,028
Texas Instruments Inc.                                                                              6,950,000          147,896
International Business Machines Corp.                                                               1,720,000          147,473
Rohm Co., Ltd.                                                                                      1,440,000          145,153
Canon, Inc.                                                                                         2,930,000          138,077
Cadence Design Systems, Inc.(1)                                                                     9,873,600          128,752
Ricoh Co., Ltd.                                                                                     6,680,000          126,101
Hoya Corp.                                                                                          1,182,900          124,295
Nortel Networks Corp.(1)                                                                           33,000,000          112,200
Flextronics International Ltd.(1)                                                                   7,793,667          103,266
Agilent Technologies, Inc.(1)                                                                       4,536,800           97,859
Lucent Technologies Inc.(1)                                                                        30,000,000           95,100
Xilinx, Inc.                                                                                        3,325,000           89,775
KLA-Tencor Corp.(1)                                                                                 2,000,000           82,960
Hewlett-Packard Co.                                                                                 4,355,000           81,656
Altera Corp.(1)                                                                                     3,850,000           75,345
Advanced Micro Devices, Inc.(1)                                                                     5,500,000           71,500
SAP AG                                                                                                454,500           70,652
Fujitsu Ltd.                                                                                       12,000,000           69,541
Yahoo! Inc.(1)                                                                                      2,000,000           67,820
PeopleSoft, Inc.(1)                                                                                 3,026,800           60,082
Corning Inc.(1)                                                                                     5,000,000           55,400
TDK Corp.                                                                                             700,000           46,743
Hitachi, Ltd.                                                                                       7,500,000           45,442
Alcatel (ADR)(1)                                                                                    2,000,000           23,460
Alcatel Alsthom(1)                                                                                  1,500,000           17,539
Agere Systems Inc., Class B(1)                                                                     25,500,000           26,010
Agere Systems Inc., Class A(1)                                                                     11,334,000           11,901
Samsung Electro-Mechanics Co., Ltd.(1)                                                                610,000           15,634
                                                                                                                     5,830,913

CONSUMER DISCRETIONARY -- 12.54%
Time Warner Inc.(1)                                                                                57,190,000      $   923,047
News Corp. Ltd., preferred                                                                         30,853,142          244,041
News Corp. Ltd., preferred (ADR)                                                                    4,434,600          138,936
News Corp. Ltd. (ADR)                                                                               2,927,600           96,230
Honda Motor Co., Ltd.                                                                               7,180,000          348,810
Starbucks Corp.(1)                                                                                  5,000,000          227,300
Carnival Corp., units                                                                               4,348,900          205,659
Renault SA                                                                                          2,500,000          204,563
Toyota Motor Corp.                                                                                  5,250,000          201,556
Kingfisher PLC                                                                                     34,505,942          192,690
eBay Inc.(1)                                                                                        1,700,000          156,298
Hyundai Motor Co.                                                                                   3,023,560          139,488
Grupo Televisa, SA, ordinary participation certificates (ADR)                                       2,516,400          132,690
Suzuki Motor Corp.                                                                                  7,780,000          127,614
Viacom Inc., Class B, nonvoting                                                                     3,440,000          115,446
Lagardere Groupe SCA                                                                                1,800,000          111,700
Pearson PLC                                                                                         8,326,000           89,143
IAC/InterActiveCorp(1)                                                                              3,918,750           86,291
Cie. Financiere Richemont AG, units, Class A                                                        2,900,000           80,420
Industria de Diseno Textil, SA                                                                      3,036,100           75,076
Bayerische Motoren Werke AG                                                                         1,729,200           71,122
DaimlerChrysler AG                                                                                  1,362,500           56,209
Mediaset SpA                                                                                        4,500,000           51,108
MGM Mirage, Inc.(1)                                                                                 1,000,000           49,650
Sharp Corp.                                                                                         3,500,000           48,271
Reed Elsevier PLC                                                                                   5,100,000           44,810
Dow Jones & Co., Inc.                                                                               1,000,000           40,610
General Motors Corp.                                                                                  900,000           38,232
McDonald's Corp.                                                                                    1,250,000           35,038
Koninklijke Philips Electronics NV                                                                  1,250,000           28,642
Clear Channel Communications, Inc.                                                                    850,000           26,495
Liberty Media Corp., Class A(1)                                                                       400,000            3,488
Antena 3 Television, SA(1)                                                                             19,677            1,172
TI Automotive Ltd., Class A(1),(2)                                                                  4,578,091               --
                                                                                                                     4,391,845

FINANCIALS -- 10.64%
Erste Bank der oesterreichischen Sparkassen AG                                                     10,616,092          441,917
ING Groep NV                                                                                       15,855,779          400,353
Societe Generale                                                                                    4,350,000          385,128
American International Group, Inc.                                                                  5,366,319          364,856
Bayerische Hypo- und Vereinsbank AG(1)                                                             16,334,900          313,803
HSBC Holdings PLC (United Kingdom)                                                                 16,470,708          261,682
DEPFA BANK PLC                                                                                     16,101,070          219,678
Bank of Nova Scotia                                                                                 7,152,400          209,714
J.P. Morgan Chase & Co.                                                                             3,900,000          154,947
Royal Bank of Scotland Group PLC                                                                    4,660,000          134,735
Westpac Banking Corp.                                                                               8,134,939          104,857
Deutsche Bank AG                                                                                    1,456,900          104,765
Bank of America Corp.                                                                               2,400,000          103,992
Royal Bank of Canada                                                                                2,100,000           99,901
Allianz AG                                                                                            769,000           77,486
Berkshire Hathaway Inc., Class A(1)                                                                       860           74,519
Citigroup Inc.                                                                                      1,656,667           73,092
QBE Insurance Group Ltd.                                                                            7,223,115           68,791
Toronto-Dominion Bank                                                                               1,223,700           44,755
Sompo Japan Insurance Inc.                                                                          4,297,000           36,512
Fortis                                                                                              1,150,000           27,351
Manulife Financial Corp.                                                                              600,000           26,377
                                                                                                                     3,729,211

MATERIALS -- 10.60%
Newmont Mining Corp.                                                                               10,650,000          484,895
Dow Chemical Co.                                                                                    6,144,700          277,618
Cia. Vale do Rio Doce, ordinary nominative (ADR)                                                    9,439,000          212,094
Cia. Vale do Rio Doce, preferred nominative, Class A                                                2,849,400           54,597
Nitto Denko Corp.                                                                                   5,610,000          258,758
Placer Dome Inc.                                                                                   12,250,000          243,530
Georgia-Pacific Corp., Georgia-Pacific Group                                                        6,100,000          219,295
Barrick Gold Corp.                                                                                 10,000,000          210,400
POSCO                                                                                               1,409,160          209,966
International Paper Co.                                                                             5,130,000          207,303
Anglo American PLC                                                                                  7,500,000          179,680
Smurfit-Stone Container Corp.(1)                                                                    6,700,000          129,779
Gold Fields Ltd.                                                                                    8,180,604          111,355
Phelps Dodge Corp.                                                                                  1,090,000          100,313
Weyerhaeuser Co.                                                                                    1,300,000           86,424
AngloGold Ashanti Ltd.                                                                              2,215,100           85,880
BHP Billiton Ltd.                                                                                   8,000,000           83,518
BHP Billiton PLC                                                                                    7,846,075           82,654
L'Air Liquide                                                                                         517,000           81,138
Alcan Inc.                                                                                          1,575,000           75,285
Rohm and Haas Co.                                                                                   1,700,000           73,049
Holcim Ltd.                                                                                         1,028,571           54,363
Alcoa Inc.                                                                                          1,500,000           50,385
Valspar Corp.                                                                                       1,070,200           49,957
Yara International ASA(1)                                                                           4,196,800           44,664
BASF AG                                                                                               645,000           38,030
Abitibi-Consolidated Inc.                                                                           1,272,755            8,029
                                                                                                                     3,712,959

HEALTH CARE -- 9.81%
Sanofi-Aventis                                                                                     10,328,112          749,489
AstraZeneca PLC (Sweden)                                                                           13,741,994          568,303
AstraZeneca PLC (ADR)                                                                                 555,000           22,827
AstraZeneca PLC (United Kingdom)                                                                      550,000           22,568
Novo Nordisk A/S, Class B                                                                           5,435,000          297,768
UCB NV                                                                                              5,112,124          272,324
Elan Corp., PLC (ADR)(1)                                                                            9,042,200          211,587
Shionogi & Co., Ltd.                                                                               13,698,000          196,772
Roche Holding AG                                                                                    1,665,000          172,393
Novartis AG                                                                                         1,625,000           75,909
Novartis AG (ADR)                                                                                     925,000           43,170
Eli Lilly and Co.                                                                                   1,565,000           93,978
Chugai Pharmaceutical Co., Ltd.                                                                     6,107,100           88,284
Amgen Inc.(1)                                                                                       1,480,000           83,886
Bristol-Myers Squibb Co.                                                                            3,300,000           78,111
Forest Laboratories, Inc.(1)                                                                        1,700,000           76,466
Guidant Corp.                                                                                       1,000,000           66,040
Medtronic, Inc.                                                                                     1,260,000           65,394
Smith & Nephew PLC                                                                                  7,050,000           64,881
ALTANA AG                                                                                             950,000           55,305
Schering-Plough Corp.                                                                               2,000,000           38,120
Merck & Co., Inc.                                                                                   1,000,000           33,000
Pfizer Inc                                                                                            980,000           29,988
H. Lundbeck A/S                                                                                     1,595,897           28,923
                                                                                                                     3,435,486

CONSUMER STAPLES -- 8.84%
Altria Group, Inc.                                                                                 14,537,500          683,844
Nestle SA                                                                                           1,851,900          425,109
Koninklijke Ahold NV(1)                                                                            32,014,666          204,477
Unilever NV                                                                                         2,939,500          169,189
Unilever NV (New York registered)                                                                     537,500           31,068
Cia. de Bebidas das Americas -- AmBev, preferred nominative (ADR)                                   8,937,500          200,200
Procter & Gamble Co.                                                                                3,200,000          173,184
Heineken NV                                                                                         5,622,500          169,353
Groupe Danone                                                                                       2,140,000          168,325
PepsiCo, Inc.                                                                                       3,275,000          159,329
Coca-Cola Co.                                                                                       3,300,000          132,165
Anheuser-Busch Companies, Inc.                                                                      2,435,000          121,628
Avon Products, Inc.                                                                                 2,766,400          120,836
Orkla AS                                                                                            4,350,000          120,430
Kraft Foods Inc., Class A                                                                           2,215,000           70,260
Wal-Mart de Mexico, SA de CV, Series V                                                             14,814,329           50,327
Diageo PLC                                                                                          3,085,000           38,563
Unilever PLC                                                                                        3,681,185           29,993
Shiseido Co., Ltd.                                                                                  2,195,300           27,062
                                                                                                                     3,095,342

TELECOMMUNICATION SERVICES -- 8.04%
Vodafone Group PLC                                                                                284,720,425          682,145
Deutsche Telekom AG(1)                                                                             23,747,100          440,852
Telefonica, SA                                                                                     26,708,959          399,922
France Telecom, SA                                                                                 14,484,205          361,042
Royal KPN NV                                                                                       45,748,300          342,786
Portugal Telecom, SGPS, SA                                                                         17,812,700          196,329
Swisscom AG                                                                                           282,000           98,006
SBC Communications Inc.                                                                             3,750,000           97,313
KDDI Corp.                                                                                             11,950           58,163
America Movil SA de CV, Series L (ADR)                                                              1,349,300           52,663
AT&T Corp.                                                                                          2,700,000           38,664
Telecom Italia SpA, nonvoting                                                                      11,526,971           26,498
Singapore Telecommunications Ltd.                                                                  17,195,285           23,905
                                                                                                                     2,818,288

ENERGY -- 6.95%
"Shell" Transport and Trading Company, PLC                                                         44,950,000          330,204
Royal Dutch Petroleum Co. (New York registered)                                                     4,255,000          219,558
ENI SpA                                                                                            17,250,000          386,835
Petroleo Brasileiro SA -- Petrobras, ordinary nominative (ADR)                                      5,019,900          176,951
Petroleo Brasileiro SA -- Petrobras, preferred nominative (ADR)                                     4,727,000          150,886
Norsk Hydro ASA                                                                                     4,464,000          325,578
Schlumberger Ltd.                                                                                   2,130,000          143,370
Apache Corp.                                                                                        2,825,200          141,571
Baker Hughes Inc.                                                                                   2,700,000          118,044
Canadian Natural Resources, Ltd.                                                                    2,900,000          116,212
ChevronTexaco Corp.                                                                                 2,100,000          112,644
Unocal Corp.                                                                                        1,500,000           64,500
Exxon Mobil Corp.                                                                                   1,235,000           59,688
Imperial Oil Ltd.                                                                                   1,100,000           56,881
ConocoPhillips                                                                                        400,000           33,140
                                                                                                                     2,436,062

INDUSTRIALS -- 6.04%
Tyco International Ltd.                                                                            14,501,500          444,616
General Electric Co.                                                                               10,260,500          344,548
United Parcel Service, Inc., Class B                                                                2,694,700          204,582
Asahi Glass Co., Ltd.                                                                              12,692,000          115,812
3M Co.                                                                                              1,195,000           95,564
FANUC LTD                                                                                           1,720,000           90,757
FedEx Corp.                                                                                         1,000,000           85,690
Ryanair Holdings PLC (ADR)(1)                                                                       2,810,000           82,052
Parker Hannifin Corp.                                                                               1,200,000           70,632
Sandvik AB                                                                                          2,000,000           69,109
Wesfarmers Ltd.                                                                                     2,725,000           63,394
Siemens AG                                                                                            800,000           58,859
Caterpillar Inc.                                                                                      720,000           57,924
Adecco SA                                                                                           1,155,000           57,477
Cendant Corp.                                                                                       2,500,000           54,000
Raytheon Co.                                                                                        1,300,000           49,374
Deere & Co.                                                                                           700,000           45,185
TPG NV                                                                                              1,656,800           40,495
Monster Worldwide Inc.(1)                                                                           1,370,000           33,757
Boeing Co.                                                                                            475,000           24,520
Delta Air Lines, Inc.(1)                                                                            5,800,000           19,082
Securitas AB, Class B                                                                                 603,200            8,039
                                                                                                                     2,115,468

UTILITIES -- 1.57%
E.ON AG                                                                                             3,300,000          243,574
Scottish Power PLC                                                                                 20,676,000          158,254
National Grid Transco PLC                                                                          17,535,100          148,112
                                                                                                                       549,940

MISCELLANEOUS -- 3.39%
Other common stocks in initial period of acquisition                                                                 1,188,079


TOTAL COMMON STOCKS (cost: $25,725,150,000)                                                                         33,303,593


RIGHTS AND WARRANTS -- 0.01%

FINANCIALS -- 0.01%
ING Groep NV, warrants, expire 2008(1)                                                              1,265,000            4,684

CONSUMER DISCRETIONARY -- 0.00%
NTL Inc., Series A, warrants, expire 2011(1)                                                           39,037              207


TOTAL RIGHTS AND WARRANTS (cost: $91,917,000)                                                                            4,891



                                                                                                                  Market value
CONVERTIBLE SECURITIES -- 0.22%                                                                        Shares            (000)

FINANCIALS -- 0.22%
SMFG Finance (Cayman) Ltd. 2.25% mandatorily exchangeable preferred 2005, units                 4,200,000,000           77,088


TOTAL CONVERTIBLE SECURITIES (cost: $23,722,000)                                                                        77,088


                                                                                             Principal amount
BONDS AND NOTES -- 0.00%                                                                                (000)

MATERIALS -- 0.00%
Cia. Vale do Rio Doce 0% (undated)(2)                                                                 R$  38                --


TOTAL BONDS AND NOTES (cost: $0)                                                                                            --


SHORT-TERM SECURITIES -- 5.62%

HBOS Treasury Services PLC 1.605%-1.655% due 10/29-11/19/2004                                        $144,800          144,564
Dexia Delaware LLC 1.61%-1.745% due 10/26-11/1/2004                                                   125,000          124,836
CDC Commercial Paper Corp. 1.52%-1.75% due 10/8-11/23/2004(3)                                         104,700          104,608
Canadian Imperial Holdings Inc. 1.54%-1.75% due 10/4-11/16/2004                                       100,000           99,916
Bank of Ireland 1.53%-1.675% due 10/7-11/8/2004(3)                                                    100,000           99,896
Calyon North America Inc. 1.70%-1.80% due 11/10-11/29/2004                                            100,000           99,763
European Investment Bank 1.45%-1.565% due 10/6-10/27/2004                                              75,000           74,934
Barclays U.S. Funding Corp. 1.715%-1.77% due 11/8/2004                                                 75,000           74,858
Royal Bank of Scotland PLC 1.61%-1.70% due 10/14-11/9/2004                                             63,100           63,058
J.P. Morgan Chase & Co. 1.57% due 10/21-10/22/2004                                                     63,100           63,041
KfW International Finance Inc. 1.49%-1.60% due 10/19-11/9/2004(3)                                      60,000           59,912
Procter & Gamble Co. 1.51%-1.53% due 10/20-10/28/2004(3)                                               58,500           58,440
ANZ (Delaware) Inc. 1.59%-1.62% due 10/28-10/29/2004(3)                                                55,000           54,928
Old Line Funding LLC 1.64%-1.65% due 11/3-11/5/2004(3)                                                 29,000           28,953
Thunder Bay Funding, LLC 1.57% due 10/6/2004(3)                                                        25,650           25,643
Societe Generale 1.50%-1.60% due 10/6-10/22/2004                                                       53,300           53,300
American Honda Finance Corp. 1.55%-1.72% due 10/13-11/2/2004                                           51,500           51,447
Toronto-Dominion Bank 1.55% due 10/12/2004                                                             50,000           50,000
Nestle Capital Corp. 1.47% due 10/1/2004(3)                                                            50,000           49,998
BNP Paribas Finance Inc. 1.51% due 10/4/2004                                                           50,000           49,991
Svenska Handelsbanken 1.535% due 10/5/2004                                                             50,000           49,989
Lloyds Bank PLC 1.56% due 10/18/2004                                                                   50,000           49,961
CAFCO, LLC 1.54% due 10/19/2004(3)                                                                     50,000           49,958
BMW U.S. Capital Corp. 1.53% due 10/25/2004                                                            50,000           49,944
Danske Corp. 1.62% due 11/17/2004                                                                      50,000           49,880
IBM Capital Inc. 1.51% due 10/7/2004(3)                                                                41,000           40,988
Coca-Cola Co. 1.56%-1.72% due 10/25-11/15/20044                                                        38,500           38,428
UBS Finance (Delaware) LLC 1.63%-1.88% due 10/1-11/1/2004                                              26,800           26,780
Bank of Nova Scotia 1.54% due 10/5/2004                                                                25,000           24,995
Abbey National North America LLC 1.56% due 10/8/2004                                                   25,000           24,991
Triple-A One Funding Corp. 1.57% due 10/13/2004(3)                                                     25,000           24,986
Spintab AB (Swedmortgage) 1.67% due 11/5/2004                                                          25,000           24,958
Sony Capital Corp. 1.67% due 11/24/2004(3)                                                             25,000           24,931
Toyota Motor Credit Corp. 1.55% due 10/13/2004                                                         23,800           23,787
Shell Finance (U.K.) PLC 1.61% due 10/26/2004                                                          15,700           15,682
Electricite de France 1.61% due 10/4/2004                                                              15,000           14,997

TOTAL SHORT-TERM SECURITIES (cost: $1,967,405,000)                                                                   1,967,341


TOTAL INVESTMENT SECURITIES (cost: $27,808,194,000)                                                                $35,352,913
New Taiwanese Dollar (cost: $12,200,000)                                                         NT$  403,728           11,885
Other assets less liabilities                                                                                         (332,122)

NET ASSETS                                                                                                         $35,032,676


Miscellaneous securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.


(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the Board of Directors.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $623,241,000, which represented 1.78% of the net assets of the fund.
(4) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts

             Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of New Perspective Fund, Inc.:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of New Perspective Fund, Inc. (the "Fund") as of September 30, 2004, and for the year then ended and have issued our unqualified report thereon dated November 2, 2004 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund's investment portfolio (the "Portfolio") as of September 30, 2004 appearing in
Item 6 of this Form N-CSR. This Portfolio is the responsibility of the Fund's management. Our responsibility is to express an opinion on this Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.



PricewaterhouseCoopers LLP
Los Angeles, California
November 2, 2004




ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 9 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered "interested persons" of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.


ITEM 10 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

New Perspective Fund, Inc.

By /s/ Robert W. Lovelace
Robert W. Lovelace, President and PEO

Date: December 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By    /s/ Robert W. Lovelace
Robert W. Lovelace, President and PEO

Date: December 8, 2004



 By  /s/ R. Marcia Gould
R. Marcia Gould, Treasurer and PFO

Date: December 8, 2004